SCHEDULE 14C
                             (Rule 14c-101)

               INFORMATION REQUIRED IN INFORMATION STATEMENT

                               SCHEDULE 14C

     Information Statement Pursuant to Section 14(c) of the Securities
                          Exchange Act of 1934

Check the appropriate box:

[X]  Preliminary Information Statement  [ ]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14c-5(d)(2))

[ ]  Definitive Information Statement

                              TGFIN HOLDINGS, INC.

                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies: Common
     Stock

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction: $3,000,000

(5)  Total fee paid: $600

[ ]  Fee paid previously with preliminary materials.

[X] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the form or schedule and the date of its filing.

(1)   Amount Previously Paid:
(2)   Form, Schedule or Registration Statement No.:
(3)   Filing Party:
(4)   Date Filed:

                      INFORMATION STATEMENT FOR
                         TGFIN HOLDINGS, INC.
                             39 Broadway
                              Suite 740
                       New York, New York 10006
                            (212) 363-3900



To the Stockholders of TGFIN Holdings, Inc.:

     Pursuant to Delaware General Corporation Law Section 228, notice is hereby given that the Board of Directors of TGFIN Holdings, Inc. (the "Company") on January 9, 2003 approved and holders of a majority of the outstanding common stock of the Company delivered by written consent approval of the sale of a substantial portion of the assets of the Company's wholly owned subsidiary, Tradingear.com Incorporated, a Delaware corporation, to Tradingear Acquisition LLC, a Delaware limited liability company and a wholly owned subsidiary of the New York Mercantile Exchange, Inc.




                              By the Order of the Board of Directors,

                              /s/ Samuel Gaer
                              Samuel Gaer
                              President and Chief Executive Officer


New York, New York
February __, 2003

                         TGFIN HOLDINGS, INC.

                        INFORMATION STATEMENT

     This Information Statement is being mailed on or about February ___, 2003, to all holders of record at the close of business on February 4, 2003, of the preferred stock and common stock of TGFIN Holdings, Inc., a Delaware corporation (the "Company"), in connection with resolutions of the Board of Directors and the written consent of the holders of greater than 50% of the Company's common stock providing for the sale of a substantial portion of the assets of the Company's wholly owned subsidiary, Tradingear.com Incorporated, a Delaware corporation ("TradinGear") to Tradingear Acquisition LLC, a Delaware limited liability company and a wholly owned subsidiary of New York Mercantile Exchange, Inc.

              WE ARE NOT ASKING YOU FOR A PROXY AND YOU
            ARE REQUESTED NOT TO SEND THE COMPANY A PROXY

     The date of this Information Statement is February ___, 2003.

                      SUMMARY OF THE TRANSACTION

The following is a summary of the transaction:

  * Tradingear Acquisition LLC ("Buyer"), a Delaware limited liability company and a wholly owned subsidiary of the New York Mercantile Exchange, Inc. (the "Exchange"), will acquire TradinGear's TGFIN/X platform for $3 million of cash (the "Asset Sale") pursuant to an Asset Purchase Agreement dated as of January 27, 2003 among Buyer, TradinGear and the Company. The completion of the Asset Sale (the "Closing") is scheduled to occur on or before March 31, 2003.

  * At Closing, several of TradinGear's existing employees will become employees and/or consultants of the Exchange.

  * Of the $3,000,000 proceeds, $100,000 will be placed in escrow for a period of one year for potential indemnification claims by Buyer. The remaining amount after payment of expenses of the transaction, estimated to be approximately $2,800,000, will be used for future investment by the Company for the benefit of its stockholders, including the development of existing products by out-licensing or sale ,the investment in or acquisition of other operating businesses and payment of outstanding obligations.

  * At closing, Sam Gaer, current Chairman and Chief Executive Officer of the Company, is expected to become the Chief Information Officer of the Exchange. He intends to resign as the Chairman but remain as a director of the Company.

  * Scott Lybbert, former chief financial officer of the Company, is expected to replace Mr. Gaer as Chairman of the Board and Chief Executive Officer of the Company.

  * Stockholders will keep their shares of the Company's common stock, which will continue to be quoted on the OTC Bulletin Board.
                                   _____________

     The Company was organized under the laws of the State of Delaware in March 1985 under the name, Mark, Inc. The Company is a publicly traded holding company formerly known as Digitran Systems Incorporated, which acquired TradinGear.com Incorporated ("TradinGear"), through a reverse merger on September 12, 2002. The Company's principal executive offices are located at 39 Broadway, Suite 740, New York, New York 10006 and the telephone number is (212) 363-3900. The Company operates through its wholly owned operating subsidiary, TradinGear, which was organized under the laws of the State of Delaware on July 7, 1999.

                            THE ASSET SALE

     Background of the Asset Sale

     TradinGear was formed in 1999 to develop trading software designed for the financial services industry. Its software technology is designed to provide stock exchanges and broker-dealers in the securities industry the ability to offer to its customers an on-line electronic system for securities trading. During 2001, TradinGear determined that it would require additional capital to meet its business plan. Given the capital markets at the time, TradinGear concluded that it would be beneficial to be a public company to raise capital on more favorable terms and sought a merger partner. In October 2001, TradinGear entered into an agreement to become public through a reverse merger with Digitran Systems, Incorporated, a publicly-traded company. This merger was completed in September 2002.

     During the period between the execution of the merger agreement and the completion of the merger, adverse changes in the capital markets affected and has continued to affect TradinGear's ability to raise sufficient capital to meet its business plan. TradinGear's industry suffered severe business interruption and a significant reduction in investor participation from two significant events: the struggling U.S. economy and financial markets, and the September 11 attack upon the financial district in New York City. While revenues increased during that period, the Company continued to have operating losses.

     During 2002, TradinGear was engaged by the Exchange, which is the world's largest physical commodity futures exchange, to adapt and license TradinGear's TGFIN/X platform. Over the several month course of the contract negotiations and requisite product performance testing, the Exchange became familiar with TradinGear's intellectual property. The Exchange and TradinGear entered into an Agreement for Software License, Software Development and Software Support dated December 13, 2002 ("License Agreement"). Pursuant to this Agreement, the Exchange was to begin installing the TGFIN/X platform in December 2002 and in January 2003, the first modules of the platform became operational. The license agreement provides for minimum monthly payments of $15,000 plus transaction fees for two years, $35,000 per month consulting fees for 90 days post-production start and an option to purchase the product at the end of the term of the License Agreement for $500,000. Through January 31, 2003, the Company has received approximately $70,000 under the License Agreement.

     Subsequent to the December 2002 execution of the License Agreement, Exchange management approached Samuel Gaer with respect to the potential acquisition of the TGFIN/X platform. Senior Exchange management and Mr. Gaer and Marni Gaer, a director of and counsel to the Company, engaged in discussions with respect to a potential transaction. In late December 2002, Vincent Viola, Chairman of the Board of the Exchange, proposed to purchase the TGFIN/X platform and related intellectual property for $3 million in cash.
Mr. Gaer indicated that the Company's board would not entertain any offers until the Exchange's board had approved the transaction. The Exchange board approved the transaction on January 8, 2003.

     On January 9, 2003, the Company's Board of Directors met to consider the offer and various alternatives. After consideration of the factors listed below, the Board approved the asset sale and authorized Sam and Marni Gaer to further negotiate the terms of the Asset Purchase Agreement with the Exchange on its behalf. Mr. Gaer abstained from the board vote and recommendation due to his potential conflict of interest in becoming an employee of the Exchange. The Board also authorized management to retain special counsel relating to the proposed asset sale.

     On January 27, 2003, TradinGear, TGFIN and TradinGear Acquisition LLC, a wholly-owned subsidiary of the Exchange entered into the Asset Purchase Agreement.

     Reasons for the Asset Sale and Recommendation of the Board

     The Board of Directors determined that the Asset Sale was in the best interests of the stockholders of the Company after consideration of the following:

  * Several potentially large customers had postponed indefinitely their planned capital expenditures for technology-based assets.

  * Several customers were experiencing difficulty realizing their existing business plans within the time frame originally projected.
     Consequently, the Company began to experience slow payments and defaults on its accounts receivables.

  * The financial markets have not recovered from the down market cycle over the last two years.

  *  The Company again experienced an operating loss for the year.

  * Any alternatives to the Exchange transaction available to the Company were either not feasible or not reasonably likely to provide equal or greater value to its stockholders;

  * With a customer base becoming more sluggish, cash flows were expected to become more strained, operating income less likely and capital investment more costly and dilutive. In December 2002, the Company had less than $100,000 of cash on hand and the monthly cash flow from the License Agreement, which is currently the primary revenue source, was less than the Company's operating expenses.

  * The Company's stockholders would still own their stock in TGFIN, which would have cash to develop existing products and acquire additional products and businesses, providing for the opportunity to have future returns;

     The factors described above were not the only factors considered by the Board. The Board did not find it practicable to quantify or otherwise assign relative weights to any of the factors considered. However, after taking into account all of the factors, the Board concluded that this offer would be preferred over any other alternative available and recommended the transaction as the best way to secure value to the stockholders. For these reasons, the Board of Directors has approved the Asset Sale and the Asset Purchase Agreement, and stockholders owning a majority of the outstanding shares also approved the Asset Sale and the Asset Purchase Agreement.

     Other Alternatives Considered by TGFIN

   Management explored each of the following alternatives, each of which produced a projected result less favorable for shareholders than the Asset Sale:

      * Continuing in its current business, attempting to bridge anticipated losses with additional equity funding while waiting at least a year for major customers to commit to profitable projects. The terms presented for a potential equity infusion were highly dilutive to current shareholders.
      * Continuing in its current business, attempting to bridge anticipated losses with additional debt, convertible debt or preferred stock while waiting at least a year for major customers to commit to profitable projects. Because of minimal hard assets and uncertain revenue streams, the terms presented under this alternative were also highly dilutive to current shareholders.
      * Continuing in its current business while developing additional products. This alternative required resources that were not available to the Company in its present condition.
      * Continuing in its current business while seeking a merger candidate. No merger candidates were found or presented that offered the current shareholders both tangible assets and future prospects equivalent to those produced by the Asset Sale.
      * Continuing with its current business while making no proactive plans would have, over the next several months, rendered the Company unable to fulfill its obligations and then unable to continue as a going concern.
      * Completing the Asset Sale and distributing the cash proceeds to shareholders. Shareholders would have received only between $.07 and $.10 per share. Only a minority of shareholders, including certain members of the Company's current management, would have realized a gain on their investment in the Company's common stock if this alternative had been selected. All others would have realized a loss with no hope of future return.
      * Marketing the company or its assets for a different price. Although the Company believes that this asset is unique, the weakened condition of the securities industry rendered this alternative ill-timed.
      * Requesting additional capital from existing shareholders. Management determined such a request to be unwise without more identified, revenue opportunities.

Of all the alternatives available to the Company within the relatively short period of time in which the adverse conditions presented themselves, management determined that acceptance of the Asset Sale, in combination with its future plans described below, gave the shareholders the best currently tangible and prospectively possible return on investment.

     Approval of the Asset Sale

     The Board of Directors approved, with Sam Gaer abstaining, the Asset Sale and the Asset Purchase Agreement and determined that the Asset Sale and the Asset Purchase Agreement are in the best interests of the Company, the Company's stockholders, and TradinGear.

     Section 271 of the Delaware General Corporation Law ("DGCL") permits a Delaware corporation to sell all or substantially all of its assets if the sale is approved by stockholders holding a majority of the shares entitled to vote thereon.

     As of February 4, 2003, the record date for this transaction, the Company has outstanding approximately 22,238,732 outstanding shares of Common Stock, $.01 par value, and 50,500 shares outstanding shares of 8% Cumulative Convertible Preferred Stock. On January 9, 2003, the holders of more than 50% of the holders of a majority of outstanding stock gave its written consent approving and adopting the Asset Sale and the Asset Purchase Agreement. The following persons executed the written consent:

        Name                 Number of Shares Owned   Percentage Owned
        ----                 ----------------------   ----------------
        Sam Gaer                    6,675,000              30.0%
        Marni Gaer                  1,800,000               8.1%
        Ronald Comerchero           2,000,000               9.0%
        Bruce Frank                 1,710,584               7.7%
                                   ----------              -----
        Total                      12,185,584              54.8%

     As a result, the Asset Sale was approved and adopted by (i) the Company as sole shareholder of TradinGear and (ii) a majority of the shares of the Company's voting stock as required by Section 271 of the DGCL. Accordingly, no vote of any other stockholder is necessary to approve and adopt the Asset Sale and, therefore, the Company is not soliciting stockholder votes.

     Subject to the terms and conditions of the Asset Purchase Agreement, it is contemplated that the Asset Sale will be consummated 20 days after the mailing of this Information Statement and following satisfaction or waiver of the conditions contained in the Asset Purchase Agreement. See "Summary of The Asset Purchase Agreement Conditions."

     Absence of a Fairness Opinion

     The Company's Board of Directors has not obtained a fairness opinion in connection with the Asset Sale. The Board of Directors did not believe that obtaining such an opinion would be an appropriate use of corporate funds. Such an opinion is not required by The Delaware General Corporation Law. However, the Board of Directors believes that the Asset Sale is in the best interests of the Company's stockholders.

Because of the absence of a fairness opinion, there will be no independent assurance from an expert that the consummation of the Asset Sale is fair from a financial point of view to the stockholders of the Company.

     Plans After the Asset Sale

     Upon the completion of the Asset Sale, after the payment of transaction-related costs and other outstanding obligations, the Company will have cash available of approximately $2,500,000, no debt and no revenue producing business operations. The Company's immediate plan will be to reduce significantly its monthly overhead so as to best preserve its available cash while developing revenue generating opportunities. Specifically, management will reduce its monthly expenses from approximately $175,000 per month (including noncash expenses) to approximately $20,000 per month by reducing its employees, relocating its offices, transferring the costs of servicing and developing its products, and by reducing its dependence upon outside professionals. The Company will continue to spend limited amounts on salaries, insurance, rent, communications and other normal general and administrative expenses.

     Initially the Company will operate with two part-time employees, Scott Lybbert, former chief financial officer, will become the president and chief executive officer and Marni Gaer will remain as corporate secretary and counsel. Their mandate will be to develop business opportunities for the Company. This will include the possible pursuit of the development of TradinGear's other platforms as described below, through outsourcing, outlicensing or outright sale. In addition, the Company will seek out revenue generating products and operating businesses for possible investment, acquisition or merger. While no particular product or business has been identified at this time, the Company believes that its available cash will attract a variety of opportunities. The Company also believes that the judicious investment of its cash combined with low overhead will allow it to pursue these opportunities for an extended period of time. Management intends to seek and evaluate numerous operating businesses with the intent to increase shareholder value as a result of its investment in such operating subsidiaries or entities.

     Use of Proceeds

     The Company will pay its recognized debt with the proceeds and will be investigating and researching new opportunities for the Company while retaining the net proceeds from the Asset Sale.

     Federal Income Tax Consequences of the Asset Sale

     It is expected that any gain recognized by TradinGear from the Asset Sale for federal income tax purposes will be likely offset by current and prior year net operating losses. The sale of assets will not be a taxable event to holders of the Company's common or preferred stock.

     No Appraisal Rights

     Under Delaware law, the corporate actions described in this Information Statement will not afford to stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

     Regulatory Approvals

     Other than the filing and distribution of this Information Statement, no regulatory approvals are required for the Asset Sale.

                    SUMMARY OF THE ASSET PURCHASE AGREEMENT

The following section summarizes the material terms and conditions of the Asset Purchase Agreement, which is attached to this Information Statement as Appendix A. The Company recommends that you carefully read the agreement in its entirety for a complete description of the terms and conditions of the Asset Sale. The discussion of the Asset Purchase Agreement is qualified in its entirety by reference to the document.

     Acquired Assets

     TradinGear has agreed to sell to Buyer substantially all of the TradinGear's assets related to the TGFIN/X platform (the "Acquired Assets"). The Acquired Assets include, among others:

     * all tangible assets and intellectual property related to the TGFIN/X platform;
     * goodwill, licenses and sublicenses granted and obtained with respect thereto, and rights thereunder, remedies against infringements thereof, and rights to protection of interests therein under the laws of all jurisdictions;
     *    certain assumed contracts;
     * certain accounts receivable related to the TGFIN/X platform and the receivable from Civilian Trading Company;
     * all of its transferable franchises, approvals, permits, licenses, orders, registrations, certificates, variances, authorizations and similar rights obtained from any government authority relating to the Acquired Assets;
     * manuals for hardware and software, invoices, maintenance protocols, technicians and support logs and reports, databases, evaluations, books and records, ledgers, files, documents, correspondence, lists, plans, drawings, specifications, studies, reports, and other printed or written materials, whether in hard copy or computer format related to the Acquired Assets; and
     * all of the goodwill attributable to and going-concern value of the Acquired Assets.

     Excluded Assets

     All assets not expressly being assumed by the Buyer under the Asset Purchase Agreement will be excluded from the assets being purchased including:

     * cash and accounts receivable due from a customer, E3, prior to Closing Date;
     *    accounts receivable due from the Exchange prior to Closing Date;
     * all assets encompassing and related to the TGFIN/MM Nasdaq Market Making System and the related intellectual property;
     * all assets encompassing and related to the TGFIN/OMS Hedge Fund Equity Order Entry System and the related intellectual property.

     Assumed Liabilities

     The Buyer agreed to assume the Seller's liabilities and obligations related to the Acquired Assets after the Closing Date.

     Excluded Liabilities

     TradinGear is retaining all liabilities other than the Assumed Liabilities. Excluded Liabilities include TradinGear's office lease.

     Purchase Price

     The purchase price for the assets being sold pursuant to the Asset Sale is $3,000,000, payable as follows: (a) $2,900,000 in cash at closing; and (b) $100,000 to be deposited in escrow for possible indemnification claims for one year. There are no financing contingencies of Buyer. Buyer has informed TradinGear that the purchase price will be paid from working capital.

     Closing

     The closing of the Asset Sale will take place on the second business day following the satisfaction or waiver of the conditions to the obligations of the parties under the Asset Purchase Agreement, but in any event prior to March 31, 2003, or on such other date as the parties mutually agree.

     Representations and Warranties

     The Asset Purchase Agreement contains various representations and warranties by TradinGear and the Company, including, among others, representations and warranties regarding the following:

     * the corporate existence and qualification of TradinGear and the Company;
     * TradinGear and our authority to enter into the Asset Purchase Agreement and consummate the Asset Sale;
     * no contravention of the Asset Sale with governing documents, laws and regulations, and required consents and notifications;
     *    capitalization and ownership of TradinGear and the Company;
     *    ownership, encumbrances, and sufficiency of the Acquired Assets;
     *    solvency;
     *    absence of litigation;
     *    employee benefit plans;
     *    lack of equity ownership;
     *    tax matters;
     *    lack of ownership of real property;
     * TradinGear's ownership and/or licensing of the intellectual property rights to the Acquired Assets, the right to transfer these rights to Buyer, the absence of undisclosed infringements upon the intellectual rights of others, and the absence of undisclosed litigation or proceedings relating to intellectual property rights of the Acquired Assets;
     *    material contracts relating to the Acquired Assets;
     *    accuracy of certain financial information;
     * absence of certain changes since the end of the most recent fiscal year;
     *    absence of undisclosed liabilities;
     *    tangible assets;
     *    no outstanding power of attorneys; and
     *    accuracy of information furnished.

     The Asset Purchase Agreement also contains representations and warranties from the Buyer, including, among others, representations and warranties regarding the following:

     *    the corporate existence and qualification of the Buyer;
     * the Buyer's authority to enter into the Asset Purchase Agreement and consummate the Asset Sale; and
     * no contravention of the Asset Sale with governing documents, laws and regulations, and required consents and notifications.

     Covenants

     The Company has agreed that until the closing, it will continue to operate TradinGear and its business in the ordinary course of business and will use commercially reasonable efforts to, among other things:

     * use reasonable best efforts to take all action and to do all things necessary, proper, or advisable in order to consummate and make effective the Asset Sale;
     * give any notices to third parties, and will use reasonable best efforts to obtain any necessary consents to effect the Asset Sale;
     * keep the Acquired Assets substantially intact, including its present operations, physical facilities, working conditions, and relationships with lessors, licensors, suppliers, customers, and employees;
     * will provide full access to Buyer so as not to interfere with TradinGear's and the Company's normal business operations, to all premises, properties, personnel, books, records, contracts, and documents of or pertaining to TradinGear;
     * give prompt notice any material adverse development causing a breach of any of representations and warranties in the Asset Purchase Agreement;
     * take all necessary action to provide for the payment of all applicable state sales, transfer or use taxes and to comply with all applicable bulk transfer and similar laws in connection with the Asset Sale;
     *    pay taxes when due;
     *    not hire any person;
     * not increase compensation other than in the ordinary course of business, consistent with past practices, but in no event greater than 4% of the base salary of any such person paid during the year ended December 31, 2002;
     * except for certain enumerated exceptions, not enter into or renew any employment or consulting agreement or other contract or arrangement with respect to the performance of personal services for TradinGear;
     * except with the Buyer's prior written consent, not enter into, change, amend, terminate or otherwise modify or agree or commit to change, amend, terminate or modify any contract relating to any Acquired Assets in any material respect except for those contracts that terminate or expire prior to the Closing Date by their own;
     * TradinGear shall not, without the prior consent of Buyer, waive or modify certain accounts receivables;
     * TradinGear and the Company will fully comply with all laws, including federal and state securities laws; and
     * maintain the confidentiality of the Asset Sale and protect the confidential information of both parties.

     Conditions

     TradinGear's and the Company's obligation to complete the Asset Sale is subject to the satisfaction of the following conditions on or before the closing of the Asset Sale, unless waived in whole or in party by TradinGear or the Company:

     * all representations and warranties of Buyer contained in the Asset Purchase Agreement being true and correct in all material respects at and as of the Closing;
     * Buyer performing and complying in all material respects with all covenants and agreements required by the Asset Purchase Agreement to be performed or complied with at or prior to the Closing Date;
     * there being no law or injunction issued by a court of competent jurisdiction making illegal or otherwise prohibiting or restraining the consummation of the transactions contemplated by the Asset Purchase Agreement;
     *    Buyer having paid the Purchase Price;
     * Buyer delivering an officer's certificate, duly executed by an authorized officer of Buyer, that certifies that the conditions to the Asset Sale are fully satisfied;
     * Buyer delivering a secretary's or assistant secretary's certificate, duly executed by such authorized officer, with corporate and authority documents attached as exhibits to each certificate;
     * there being no law or injunction making illegal or otherwise prohibiting or restraining the consummation of the transactions contemplated by the Asset Purchase Agreement;
     * Buyer executing and delivering the Assumption Agreement and Purchase Price Escrow Agreement; and
     * all actions, proceedings, instruments and documents required to carry out the transactions contemplated by the Asset Purchase Agreement, and all other legal matters required for such transactions, shall have been reasonably satisfactory the Company's counsel for prior to Closing Date.

     The obligations of Buyer to consummate the Asset Sale are subject to the satisfaction or fulfillment at or prior to Closing Date of the following conditions, any of which may be waived in whole or in part by Buyer in writing:

     * all representations and warranties contained in this Agreement being true and correct in all material respects at and as of the Closing;
     * performance and compliance in all material respects with all the covenants, obligations and agreements required by the Asset Purchase Agreement to be performed or complied with at or prior to the Closing Date, except that representations and warranties that are confined to a specific date shall speak only as of such date;
     * receipt of any requisite approvals from any applicable governmental authority (or written waiver thereof), and there being no law or injunction making illegal or otherwise prohibiting or restraining the consummation of the transactions contemplated by the Asset Purchase Agreement;
     * TradinGear executing and delivering to Buyer, or causing to be executed and delivered to Buyer, such bills of sale, leases, assignments and other instruments of transfer as Buyer may reasonably require to transfer title to the Acquired Assets free and clear of all encumbrances;

     * TradinGear delivering to Buyer an officer's certificate, duly executed by an authorized officer of TradinGear, that certifies that the conditions to the Asset Sale are fully satisfied;
     * TradinGear delivering a secretary's or assistant secretary's certificate, duly executed by such authorized officer, with corporate and authority documents attached as exhibits to each certificate;
     * all required waivers, consents and approvals shall have been obtained and delivered, each on terms reasonably satisfactory to Buyer;
     * TradinGear and the Company having received the requisite shareholder approval of this Agreement;
     *    delivery of the legal opinion by our counsel;
     * TradinGear having delivered to Buyer documentary evidence, in form and substance satisfactory to Buyer, of the termination of a certain licensing agreement;
     * TradinGear delivering consent to and the assignment of agreements with Computer Associates and Exchange Cubed;
     * each of Sam Gaer and other specified employees having executed and delivered to Buyer employment agreements or comparable consulting agreements with Nymex, dated as of the Closing Date; and
     * all actions, proceedings, instruments and documents required to carry out the transactions contemplated by the Asset Purchase Agreement, and all other legal matters required for such transactions, shall have been reasonably satisfactory to Buyer prior to Closing Date.

     Termination

     The Asset Purchase Agreement and the Asset Sale may be terminated at any time prior to the Closing Date:

     *    by the mutual written consent of the Parties;
     * by Buyer if the Closing has not occurred on or prior to 5:00 p.m., Eastern Standard Time, on March 31, 2003 provided, however, that the right to terminate the Asset Purchase Agreement shall not be available to Buyer if its action or inaction has resulted in a willful and material breach of this Agreement;
     * by either TradinGear, the Company or Buyer if any governmental authority issues a final and non-appealable order restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by this Agreement; provided, the party seeking to so terminate has exercised commercially reasonable efforts to oppose any such order or to have the order vacated or made inapplicable to the transactions contemplated by this Agreement;
     * by Buyer, if TradinGear or the Company materially breaches any representation, warranty, covenant or other agreement to be performed by it contained in this Agreement, and such breach is incapable of being cured or is not cured within 10 days after receipt of written notice from Buyer by TradinGear or the Company;
     * by TradinGear or the Company, if Buyer materially breaches any representation, warranty, covenant or other agreement contained in this Agreement, and such breach is incapable of being cured or is not cured within 10 days after Buyer's receipt of written notice from TradinGear or the Company;

     * by Buyer, if our Board of Directors authorizes TradinGear to enter into a written agreement with respect to a competing transaction that the Board has determined is a superior proposal and followed certain procedural guidelines;
     * by Buyer if the satisfaction of any condition to the obligations of Buyer under the Asset Purchase Agreement becomes impossible; or
     * by TradinGear if the satisfaction of any condition to the obligations of TradinGear under the Asset Purchase Agreement becomes impossible.

     Indemnification and Escrow

     The Company has agreed, subject to limitations, to indemnify the Buyer for any loss arising from:

     * Breaches of our representations, warranties, covenants and agreements contained in the Asset Purchase Agreement or related; and
     *    any liabilities not assumed by Buyer.

     Buyer has agreed, subject to limitations, to indemnify TradinGear and the Company for any loss arising from breaches of its representations, warranties, covenants and agreements contained in the Asset Purchase Agreement.

     With specified exceptions, the representations and warranties of the parties will survive for a period of one year following the Closing Date. In the absence of fraud, and except for non-monetary equitable relief, if the closing occurs, indemnification pursuant to the Asset Purchase Agreement is the sole and exclusive remedy of the parties for any breach of any representation or warranty.

     Of the $3,000,000 purchase price, $100,000 will be deposited in escrow to cover any breaches of our representations and warranties to the Buyer. The escrow agent will hold the amount in escrow for a period of one year following the Closing Date. Indemnification claims are not capped by this amount.

     Expenses

     Each party has agreed to pay its own expenses and costs incurred in connection with the Asset Sale.

                               BUSINESS


The following describes the Company's business prior to the completion of the Asset Sale. Upon the completion of the Asset Sale, after the payment of transaction-related costs and other outstanding obligations, the Company will have cash available of approximately $2,500,000, no debt and no revenue producing business operations. The Company's immediate plan will be to reduce significantly its monthly overhead so as to best preserve its available cash while developing revenue generating opportunities.

     General Description and History

     TradinGear is a software development company providing open access online securities, futures and commodities trading systems, software platforms for the operation of securities and commodity exchanges and custom order execution systems. A TradinGear system can accept and send messages from and to anywhere, and is not limited by any one or several forms or formats. TradinGear introduced its first generation of software products and generated initial revenue during the fourth quarter of 1999. TradinGear finished development of its second generation of over-the-counter ("OTC") exchange systems, order management systems (which allows customers to keep track of orders or portfolios), and broker-dealer solutions (helping the broker-dealer manage its web site, track customer orders, accounts, portfolio information and related tasks) and began customer installation in June 2001.

     TradinGear's revenues are derived from the selling of licenses, services, and annual software maintenance fees. TradinGear has derived substantially all of its revenues from the TGFIN/X Exchange Based Platform. The Company has also incurred net operating losses since its inception.

     TGFIN/MM Nasdaq Market Making System

     TradinGear has also developed other products for proprietary trading firms and hedge funds. Because of the highly modular architecture of its systems, this product is intended for firms wishing to implement customized trading systems utilizing their own proprietary algorithms and/or strategies. The TradinGear's Nasdaq (Registered) Market Maker system, or TGFIN/MM, enables equity market trading firms to manage equity market making and equity market order flow in an organized, effective environment. The TGFIN/MM is not burdened by the overhead of maintaining a physical network; but instead the system utilizes the customer's existing Nasdaq connectivity to form its own network. TGFIN/MM allows complete order and position tracking for each user, and uses pop-up notifications and sounds for transaction confirmations. All transactions, positions and risk can be monitored through the administrator's terminal, which can add, remove or lockout traders and/or individual securities/markets, as well as monitor the customer's overall exposure, positions, orders and order history. TradinGear retains all rights of ownership to this product.

     TGFIN/OMS Hedge Fund Equity Order Entry System

     The TGFIN/OMS is a high speed equity market order management system with a Java and/or ActiveX API that allows hedge funds, program trading desks, or any equity market order execution firm to construct their own front-end trading system and programmatically enter orders and direct them to the FIX destination of their choice. FIX, which stands for Financial Information eXchange, is an industry standard messaging protocol that allows heterogeneous trading systems to communicate with each other in a common, pre-defined message format. TradinGear retains the rights of ownership to this product.

     TGFIN/X Exchange Based Platform

     The TGFIN/X platform is the product being sold to the Exchange. This product was targeted to the more traditional securities, futures and commodities exchanges that were interested in automating and integrating existing floor-based operations with online operations and/or exchanges. Online securities, futures and commodities trading systems refer to electronic trading systems accessible via the internet, intranet or closed proprietary network. A software platform is another term for a trading system, which TradinGear sought to provide not only to securities and commodity exchanges, but also to "built to suit" - (i.e. "customer order"), for example, for a hedge fund which might have wanted a system capable of matching trades internally.

   Properties

   TGFIN currently leases approximately 4,000 square feet of office space in New York, New York pursuant to a lease expiring 2006. The annual rent is approximately $140,000. The Company intends to terminate this lease and seek smaller space after the completion of the Asset Sale. The Company has not yet negotiated the terms of the termination.

     Buyer's Business

     The Buyer is a wholly owned subsidiary of the Exchange. The Exchange is the world's largest physical commodity futures exchange and the preeminent trading forum for energy and precious metals. Transactions executed on the Exchange reduce the risk of counterparty default because the Exchange clearinghouse acts as the counterparty to every trade. Trading is conducted through two divisions, the NYMEX Division, home to the energy, platinum, and palladium markets; and the COMEX Division, on which all other metals trade. The Exchange pioneered the development of energy futures and options contracts nearly 25 years ago as means of bringing price transparency and risk management to this vital market.

     The wide array of trading markets provided by the Exchange include futures and options contracts for crude oil, gasoline, heating oil, natural gas, gold, silver, copper, aluminum, and platinum; futures contracts for coal, propane, electricity and palladium; and options contracts on the price differentials between crude oil and gasoline, crude oil and heating oil, Brent and West Texas Intermediate crude oil, and various futures contract months (calendar spreads) for light, sweet crude; Brent crude; gasoline; heating oil; and natural gas. The Buyer's principal executive offices are located at One North End Avenue, World Financial Center, New York, New York 10282. The Buyer's telephone number is (212) 299-2000.

               DESCRIPTION OF THE COMPANY'S SECURITIES

Common Stock

     The Company is authorized to issue up to 50,000,000 shares of common stock, $.01 par value. As of the date of this Information Statement, 22,238,732 shares of common stock were issued and outstanding. The holders of common stock are entitled to one vote per share on all matters voted on by stockholders, including elections of directors, and, except as otherwise required by law, the holders of such shares will exclusively possess all voting power. There is no cumulative voting for the election of directors. The holders of common stock are entitled to such dividends as may be declared from time to time by the Board from funds available therefore and, upon liquidation, are entitled to receive a pro rata distribution of all assets of the Company available for distribution to such holders. No holder of common stock has any preemptive right to subscribe to any securities of the Company of any kind of class, or any conversion rights, or any liabilities for calls or assessments. The registrar and transfer agent is Computershare Trust Company.

Preferred Stock

     The Company is authorized to issue up to 1,000,000 shares of our Series
1 Class A 8% Cumulative Convertible Preferred Stock with a par value of $0.01 per share. As of the date of this Information Statement, there were 50,500 shares outstanding. Holders of preferred shares are entitled to cumulative dividends of 8% per annum on the stated value of the stock, designated at $7 per share. Dividends are payable semi-annually on September 15 and March 15. No dividends have been paid since March 15, 1993, resulting in dividends in arrears at September 30, 2002 of approximately $280,540 or $5.55 per share. Dividends are not payable on any other class of stock ranking junior to the preferred stock until the full cumulative dividend requirements of the preferred stock have been satisfied. The preferred stock carries a liquidation preference equal to its stated value plus any unpaid dividends. Holders of the preferred stock are entitled to one-tenth of a vote for each share of preferred stock held. The Company may, at its option, redeem at any time all shares of the preferred stock or some of them upon notice to each preferred stockholder at a per share price equal to the stated value ($7.00) plus all accrued and unpaid dividends thereon (whether or not declared) to the date fixed for redemption, subject to certain other provisions and requirements. Preferred Shares may be converted into Common Shares on a one share of Preferred Stock for two shares of Common Stock basis.

     Indemnification Of Directors And Executive Officers And Limitation Of
                                     Liability

     Section 145 of the Delaware General Corporation Law ("DGCL") authorizes a corporation's board of directors to grant indemnity to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act.

     As permitted by the DGCL, the Company's Certificate of Incorporation includes a provision that eliminates the personal liability of its directors for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Company or its stockholders; (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law; (iii) under section 174 of the DGCL (regarding unlawful dividends and stock purchases) or
(iv) for any transaction from which the director derived an improper personal benefit.

       INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     The Company's directors have interests in the merger transaction as described in this section.

     Stock Ownership Of Directors

     The ownership of the Class A Common Stock by our directors are set forth below:


Name and Address of          Voting Shares Beneficially    Percentage Owned
Beneficial Owner (1)                      Owned
--------------------         --------------------------    ----------------
Ronald Comerchero
205 Third Avenue, 7K
New York, NY 10003                     2,000,000                 9.0%

Marni Gaer (2)
39 Broadway, Suite 740
New York, NY 10006                     1,900,000                 8.5%

Samuel Gaer
39 Broadway, Suite 740
New York, NY 10006                     6,675,000                30.0%
                                      ----------                -----
All Directors as a Group              10,575,000                47.6%

___________________
(1) Unless otherwise indicated, each person named in the table exercises sole voting and investment power with respect to all shares beneficially owned. As of the date of this Information Statement, there are 22,238,732 shares of Class A Common Stock outstanding.

(2) Marni Gaer is the wife of Samuel Gaer. Includes 100,000 shares held in trust for the children of Marni and Samuel Gaer, of which Marni Gaer is the Trustee.

Other Benefits

     Sam Gaer is expected to become the Chief Information Officer of the Exchange upon completion of the Asset Sale. Although the terms of an agreement have not been negotiated, it is expected to provide for a higher salary than his current salary, eligibility for a bonus plan and a three-year term. Mr. Gaer abstained from the board vote and recommendation due to his potential conflict of interest in becoming an employee of the Exchange. Marni Gaer and Scott Lybbert will be the remaining employees of the Company.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
                            OPERATIONS

TradinGear

The information set forth and discussed below for the three and nine months ended September 30, 2002 and September 30, 2001 is derived from the consolidated financial statements included elsewhere herein. The financial information set forth and discussed below is unaudited but, in the opinion of management, reflects all adjustments (consisting of normal recurring adjustments) necessary for a fair presentation of such information. The results of operations of the Company for the fiscal quarter ended September 30, 2002 may not be indicative of results expected for the entire fiscal year ended December 31, 2002.

With its headquarters in downtown New York City, New York, the Company services exchanges and brokers in the financial services industry. Over the past year, the Company's industry suffered severe business interruption and a significant reduction in investor participation from two significant events:
(1) the struggling U.S. economy and financial markets and (2) the September 11, 2001 attack upon the financial district in New York City, New York. Many of the Company's customers and target customers were forced to retrench and postpone many of their capital improvements.

Results of Operations

Three and nine months ended September 30, 2002 compared to September 30, 2001

Revenues for the nine months ended September 30, 2002 increased modestly by $48,406 or approximately 8% over the previous year's nine month period, mostly influenced by a weak third quarter of the current year, in which revenues were only $102,147 as compared to $242,032 (a 58% decrease) over the previous year's third quarter. The results of operations for the third quarter were also highly influential on those of the nine month period as explained further, below.

General and Administrative costs for the nine month period increased to $693,377 (from $482,892) reflecting an increase of $210,485 or 44% over the previous year's nine month period. This category reflects the merger related costs of $79,914 and inherited liabilities of $24,174 from Digitran. In accordance with the company's policies, trade receivables aged in excess of 90 days are fully reserved irrespective of their ultimate anticipated collectibility. In this quarter, the Company charged the accounts with approximately $65,000 for aged receivables versus no such charge in the previous year's period. Also, the Company added to its insurance coverage at an increased cost of $29,000.

Development Costs for the nine month period increased to $452,263 (from $303,433) reflecting an increase of $148,830 or 49% over the previous years' nine month period. The increase is due to additional programmer costs, increased technical support and increased cost for its communication lines.

Consulting Fees for the nine month period increased marginally to $387,075 (from $326,166) reflecting an increase of $60,909 or 19% over the previous year's nine month period. The Company engaged several consultants in these early years to help it develop and execute its business plans without long term commitments. In addition, some of these costs reflect the amortization of non-cash compensation, previously deferred, of significant officers and employees.

Net Loss for the nine month period increased significantly to $910,527 (from $474,251) reflecting an increase of $436,276 or 92% over the previous year's nine month period. This is due primarily to the following reasons:

   * The results of operations for the third quarter of 2002 as a result of the financial impact of the following:

        * The one-time expense, time, distraction and inheritance of liabilities in connection with the Company's merger with Digitran Systems, Incorporated. The merger occurred on September 12, 2002. Costs for the quarter included increased legal, accounting and other merger related expenses of $79,914 which will not recur. The Company inherited $24,174 of current liabilities and approximately $280,000 of potential obligations with respect to the dividends in arrears relative to Digitran Systems, Incorporated's Preferred Stock shares.

        * The unfortunate timing of revenues for the third quarter 2002. Revenues were $102,147 as compared to $242,032 (a 58% decrease) over the previous years' third quarter. There was a long negotiation cycle for the Company's software products with potential customers. Therefore, revenues within a quarter can lead to highly volatile results of operations for individual quarters.

        * The Company's heavy investment in potentially large contracts, in anticipation of revenues not yet realized. During this quarter, the Company was in the investment, qualifying and testing stages of the sales cycle with respect to several customers. In accordance with its accounting policies, the Company expensed these costs currently unless the costs meet certain stringent requirements for deferral.

        * In addition to the non-recurring nature of the merger-related costs, expenditures of approximately $100,000 included in the nine-month period ended September 30, 2002 were already eliminated and will not be needed in the future.

   * Additional legal, accounting, consulting and compensation expenses associated with establishing the Company as a viable operating and reporting entity.

   * It is important to note that a significant portion of the Company's expense for the nine months ended September 30, 2002 is of a non-cash nature and not expected to continue in significant amounts beyond 2003. These expenses are typical of software companies especially in the early years. Of the loss of $910,527 for the nine months ended September 30, 2002 only $601,956 represents cash used in operating activities, compared to $312,102 for the comparable period of the previous year.

   In summary, the loss for the nine month period ended September 30, 2002 is greater than expected from when management originally established its business plan several years ago. A vibrant securities trading environment and a healthy physical condition of the New York financial district were assumptions in the original business model. Notwithstanding, the Company properly predicted the need for: (1) a quicker, next generation, and more cost-efficient trading platform for the financial services industry, and (2) a significant investment in the design, development and implementation of its business solution. In other words, although lower revenues were not originally fully anticipated, the level of investment certainly was. Although much of the investment expended was of a non-cash nature, such commitment was necessary to attract, assemble (from around the world), and retain individuals especially programmers which possess relatively unique capacities and skill sets required to design, customize, enhance and maintain the Company's products.

Years Ended December 31, 2000 and December 31, 2001

     For the year ended December 31, 2001 TradinGear's consolidated revenues increased to $1,128,836, as compared to $242,778 for the year ended December 31, 2000. This increase is attributable primarily to the sales and initial delivery of TradinGear's new exchange systems platforms software.

     Operating loss from continuing operations decreased significantly to $436,651 for the year ended December 31, 2001, as compared to a loss of $1,208,319 for the year ended December 31, 2000. This decrease is due primarily to the significant increase in revenues, with only a slight increase in operating costs to $1,565,487 for the year ended December 31, 2001 from $1,451,097 for the year ended December 31, 2000.

     Despite the significant increase in revenues, general and administrative expenses declined by $35,144, to $601,098 for the year ended December 31, 2001 from $636,242 for the year ended December 31, 2000. This decline resulted from TradinGear's ability to support increased sales and revenues without having to increase its payroll, which remained constant at 8 employees throughout 2001. Website costs (essentially, a one-time expense incurred during fiscal 2000) declined to $4,508 for the year ended December 31, 2001 from $87,629 for the year ended December 31, 2000. Development costs remained virtually constant ($426,544 for the year ended December 31, 2001 as compared to $418,044 for the year ended December 31, 2000) as TradinGear refined existing products and developed new products for the marketplace. The significant increase in consulting fees (to $496,530 for the year ended December 31, 2001 from $286,179 for the year ended December 31, 2000) principally reflects consulting and professional agreements entered into by TradinGear during 2001.

     After deductions for Other Expenses (primarily a one-time realized loss of $79,450 on the sale of securities in fiscal 2000) and a Provision for Income Tax, TradinGear had a net loss for the year ended December 31, 2001 of $467,761, down significantly from $1,282,702 for the year ended December 31, 2000, for the reasons set forth above.

     TradinGear files Federal Tax Returns, which reflect net operating loss carry forwards. At December 31, 2001 and March 31, 2002, TradinGear has net operating loss carry-forwards in excess of $2,000,000. TradinGear has not recorded any income tax benefit for the year ended December 31, 2001 or the quarter ended March 31, 2002. The Tax Reform Act of 1986 contains provisions that may limit the net operating loss carry-forwards available to be used in any given year in the event of significant changes in ownership. Management cannot presently determine the probability of any tax benefit being realized in future periods.

Liquidity and Capital Resources

The Company currently has limited cash to pay its obligations, although it intends to pay its approximately $300,000 of liabilities from the proceeds of the Asset Sale. The Company intends to use the proceeds of the Asset Sale to fund future operations.

     As of December 31, 2001, TradinGear had cash and cash equivalents of $230,360, a positive working capital position of $183,142 and no significant debt. As of September 30, 2002, TradinGear had cash and cash equivalents of $227,334, a positive working capital position of $57,703 and no significant long-term debt. Subsequent to September 30, 2002, $100,000 additional cash was raised, although $250,000 was committed, through the sale of stock at a share price of $.75 per share, most of which has been used for operations.

     For the year ended December 31, 2001 the net cash used in operating activities was $96,620 ($601,956 for the nine months ended September 30, 2002) as compared with cash used in operating activities in the year ended December 31, 2000 of $730,571.

     During the year ended December 31, 2001, TradinGear's negative cash flow was funded primarily by the issuance of common stock for $281,125 resulting in net cash flow from financing activities of $281,125, as compared to no cash flow from financing activities in the year ended December 31, 2000. During the nine months ended September 30, 2002, cash flow was funded from the issuance of $316,500 of convertible notes and $298,000 from the issuance of common stock.

                          CHANGE IN CONTROL

     Reverse Merger

     On September 12, 2002, TradinGear.com, Incorporated acquired Digitran Systems Incorporated ("Digitran"), a publicly held Delaware corporation, in a reverse merger. The provisions of the Merger included a post-merger name change in which Digitran became TGFIN Holdings, Inc. Former Digitran common stock shareholders exchanged their shares for TGFIN Holdings, Inc. common stock shares on a 21-to-1 reverse split basis; former Digitran common stock Class B shareholders exchanged their shares for TGFIN Holdings, Inc. common stock shares on a 20-to-1 reverse split basis; and former TradinGear.com, Incorporated common stock shareholders exchanged their shares for TGFIN Holdings, Inc. common stock shares one a 1-to-1 basis.

           DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

     Only one copy of this Information Statement is being delivered to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of our stockholders. The Company must receive a written request at its corporate offices at 39 Broadway, New York, New York 10006 from a stockholder at a shared address with another stockholder to receive an additional copy of our this information statement. In addition, the Company must also receive a written request at its corporate offices at 39 Broadway, New York, New York 10006 from stockholders at a shared address who are receiving multiple copies of this Information Statement to receive a single copy of our this Information Statement. These aforementioned requests can also be made orally by calling the Company at (212) 363-3900.

                         FORWARD-LOOKING STATEMENTS

   This information statement contains "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements, by their nature, involve estimates, projections, goals, forecasts, plans, assumptions, risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in a forward-looking statement. Forward-looking statements often include words or phrases such as "believes," "expects," "may," "will," "should," "anticipates," "estimates," "intends," "plans," or "projects" or similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance and achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, those discussed in this information statement under "Business." These factors do not include all factors that might affect the Company's business and financial condition after the Asset Sale and the further development of the other products and the acquisition of other businesses. The Company cautions you not to place undue reliance on these forward-looking statements, which reflect its management's view only as of the date of this information statement. The Company does not intend, and undertakes no obligation, to update any forward-looking statement, except to the extent required by law.

          HISTORICAL AND PRO FORMA FINANCIAL STATEMENTS

The Transaction

The Asset Sale represents a significant disposition of TradinGear.com's, business, although not all operating assets will be sold. The balance sheet effect of the transaction is such that TradinGear.com will receive $2,900,000 in cash upon closing. An additional $100,000 will be held in escrow to reimburse the Buyer for possible claims arising out of the Asset Sale, if any. To the extent the $100,000 is not required, this amount will be released to TradinGear.com after one year. Correspondingly, TradinGear.com's equity will be increased by the amounts of cash received. The Income Statement effect of the Transaction is to record a gain from discontinued operations equal to the amount of cash received after payment of expenses.

Pro Forma Financial Statements

The pro forma balance sheet is as of September 30, 2002 and the income statement for the year ended April 30, 2002 and the nine months ended September 30, 2002. The unaudited pro forma consolidated results are based on estimates and assumptions, which have been made solely for the purpose of developing such pro forma information. The unaudited pro forma consolidated results are not necessarily indicative of the actual results of operations and financial condition that would have been achieved had the Asset Sale been consummated as of January 1, 2002 or September 30, 2002, respectively.

Pro Forma Balance Sheet

     The Pro Forma Balance Sheet includes audited historical balance sheets of TGFIN Holdings, Inc. The Pro Forma adjustments are made to the historical balance sheet as of September 30, 2002 to show the effect of the Asset Sale had it occurred on September 30, 2002. All material adjustments required to reflect the Asset Sale are set forth in the column labeled "Pro Forma Adjustments", and in the opinion of management, all adjustments have been made that are necessary to present fairly the pro forma data.

     The unaudited pro forma condensed consolidated balance sheet should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the consolidated financial statements, including the notes thereto, appearing in this Information Statement. The pro forma data is for informational purposes only and may not necessarily reflect our financial position or what our financial position would have been had we consummated the Asset Sale on September 30, 2002.

Pro Forma Income Statements

The Pro Forma Income Statements for TGFIN Holdings, Inc. include an unaudited historical income statement for the previous fiscal year end, unaudited results from operations as of September 30, 2002 (its most recent and available financial statement), Pro Forma adjustments as if the transaction had occurred at the beginning of the period presented, and Pro Forma results. The Income Statement for TGFIN Holdings, Inc. for the year ended April 30, 2002 (when it was known as Digitran Systems, Incorporated), in keeping with the purpose of the Pro Forma Income Statement, is presented with only the results from continuing operations. Losses from its discontinued operations and Gains from extraordinary items have been excluded in this Pro Forma Income

Statement. Since TradinGear.com, Incorporated was audited at December 31, 2001, and in order to update its financial results for inclusion in the unaudited consolidated historical Income Statement for TGFIN Holdings, Inc. for the previous fiscal year ended April 30, 2002, its results from operations from the quarter ended March 31, 2002 were added, and its results from operations from the quarter ended March 31, 2001 were subtracted, to arrive at the twelve months ended March 31, 2002. The result is representative of the consolidated results from continuing operations for the previous fiscal year. Consequently, the quarter ended March 31, 2002 is included twice in the Pro Forma Income Statement: as part of the historical previous fiscal year end, and as part of the unaudited income statement for the Nine Months Ended September 30, 2002. The Pro Forma results from these adjustments illustrate the pro forma costs of continuing operations after the Asset Sale. Since the purpose of the Pro Forma Income Statement is to illustrate the Pro Forma effects of the transaction on continuing operations only, the effect of the Asset Sale and related gain from discontinued operations, are shown separately.

Book Value

The Pro Forma effect of the transaction is to increase the Book Value of TGFIN Holdings, Inc. by $.13 per share.

                       TGFIN HOLDINGS, INC

                     PRO FORMA CONSOLIDATED BALANCE SHEET

                           (UNAUDITED)

                        Unaudited     Pro Forma
                      Consolidated   Adjustments                 Pro Forma
                     TGFIN Holdings  As if Asset      Pro Forma  Results after
                       Inc. as of    Sale occurred    Effect of   effect for
                     September 30,  at September 30, Disposition  Disposition
                          2002           2002         of Assets   of Assets
ASSETS               -------------  ---------------  ----------- -------------
------
Current Assets:
 Cash and cash
  equivalents        $   227,334    $          0     $ 2,800,000(2)$ 3,027,334
 Accounts receivable,
  net                     63,947         (63,947)(1)           0             0
 Prepaid expenses         18,517         (18,517)(1)           0             0
                     -----------    ------------     -----------   -----------
   Total Current
   Assets                309,798         (82,464)    $ 2,800,000   $ 3,027,334
Property and equipment,
 net                     134,414        (119,414)(1)           0        15,000
Deposits                 101,621        (101,621)(1)     100,000(2)    100,000
                     -----------    ------------     -----------   -----------
      Total Assets   $   545,883    $   (303,499)    $ 2,900,000   $ 3,142,334
                     ===========    ============     ===========   ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
 Accounts payable    $   201,407    $   (201,407)(1) $         0   $         0
 Accrued expenses         50,688         (50,688)(1)           0             0
 Notes payable                 0               0               0             0
                     -----------    ------------     -----------   -----------
   Total Current
   Liabilities       $   252,095    $   (252,095)    $         0   $         0
                     -----------    ------------     -----------   -----------

Stockholders' Equity:
 Preferred stock ($.01
  par value)                 506               0               0           506
 Common stock ($.001
  par value)             220,639               0               0       220,639
 Class B Common stock
  ($.01 par value)             0               0               0             0
 Additional paid-in
  capital              3,469,979               0               0     3,469,979
 Less: Deferred
  Compensation due to
  Consultants           (251,840)              0               0     (251,840)
 Retained earnings
 (accumulated deficit)(3,145,546)        (51,404)(1)   2,900,000(2)  (296,950)
                     -----------    ------------      ----------   -----------
  Total Stockholders'
  Equity (Deficit)   $   293,738    $    (51,404)     $2,900,000   $ 3,142,334
                     -----------    ------------      ----------   -----------
    Total Liabilities
    and Stockholders'
    Equity           $   545,833    $   (303,499)     $2,900,000   $ 3,142,334
                     ===========    ============      ==========   ===========

Book value per share        0.01           (0.00)           0.13          0.14
Cash Dividends per
share (none)                0.00            0.00            0.00          0.00

Basic and diluted
common shares
outstanding           22,063,935      22,063,935      22,063,935    22,063,935
                      ==========      ==========      ==========    ==========
See accompanying notes to these pro forma financial statements.

                       TGFIN HOLDINGS, INC

          PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                           (UNAUDITED)

                                       Historical Income Statement
                                     For the most recent Fiscal Year
                                           Ended April 30, 2002
                                     -------------------------------
                                                                    Unaudited
                                    Audited                       Consolidated
                                    For the         Unaudited     For the Most
                                  Year Ended     For the Twelve  Recent Fiscal
                                April 30, 2002    Months Ended    Year Ended
                                   TGFIN       March 31, 2002       TGFIN
                                   Holdings,     TradinGear.com     Holdings,
                                     Inc.         Incorporated        Inc.
                                   ---------     --------------     ---------
Revenues:
 Software license fees             $       0       $ 1,351,405     $1,351,405
                                   ---------       -----------     ----------
Costs and Expense:
 General and administrative                0         1,048,260      1,048,260
 Development costs                         0           368,521        368,521
 Consulting fees                           0           557,210        557,210
 Depreciation expense                      0            47,581         47,581
                                   ---------       -----------     ----------
  Total Costs and Expenses                 0       $ 2,021,572     $2,021,572
                                   ---------       -----------     ----------
Net Income (Loss) from Operations  $       0       $  (670,167)    $ (670,167)
                                   ---------       -----------     ----------
Net Income (Loss) from continuing
operations                                 0       $  (670,167)    $ (670,167)

Income (Loss) from discontinued
operations                                 -                 -              -
                                  ----------       -----------     ----------
Net Income (Loss) before
Provision for Income Tax                   0          (670,167)      (670,167)
                                  ----------       -----------     ----------
Provision for Income Tax                   0             5,949          5,949
                                  ----------       -----------     ----------
Net Income (Loss)                 $        0       $ (664,218)     $ (664,218)
                                  ==========       ==========      ==========
Other Comprehensive income (loss)
  Dividends on convertible
  preferred stock, unpaid            (28,280)               0         (28,280)
                                  ----------       ----------      ----------
Total other comprehensive income
  (loss)                          $  (28,280)      $ (664,218)     $ (692,498)
                                  ==========       ==========      ==========
Income (Loss) per Share:
  Basic and diluted Income (loss)
  per share from:
  continuing operations           $     0.00       $    (0.03)     $    (0.03)
  discontinuing operations              0.00             0.00            0.00
                                  ----------       ----------      ----------
Total basic and diluted income
(loss) per share                  $     0.00       $    (0.03)     $    (0.03)
                                  ==========       ==========      ==========
Basic and diluted common shares
outstanding                       23,883,447       22,063,935      22,063,935
                                  ==========       ==========      ==========
[CONTINUED]
                       TGFIN HOLDINGS, INC

          PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                           (UNAUDITED)
                                                                   Pro Forma
                                                   Pro Forma     Results after
                                                   Effect of      Effect for
                                   Pro Forma     Disposition of  Disposition
                                  Adjustments        Assets       of Assets
                                  -----------    --------------  -------------
Revenues:
 Software license fees            $(1,351,405)(1)  $         0     $     0.00
                                   ---------       -----------     ----------
Costs and Expense:
 General and administrative          (808,260)(1)            0        240,000
 Development costs                   (368,521)(1)            0              0
 Consulting fees                     (557,210)(1)            0              0
 Depreciation expense                 (43,581)(1)            0          4,000
                                   ----------      -----------     ----------
  Total Costs and Expenses         (1,777,572)     $         0     $  244,000
                                   ----------      -----------     ----------
Net Income (Loss) from Operations  $  426,167      $         0     $ (244,000)
                                   ----------      -----------     ----------
Net Income (Loss) from continuing
operations                            426,167      $         0     $ (244,000)

Income (Loss) from discontinued
operations                                  -      $ 2,900,000(2)  $2,900,000
                                  -----------      -----------     ----------
Net Income (Loss) before
Provision for Income Tax              426,167        2,900,000      2,656,000
                                  -----------      -----------     ----------
Provision for Income Tax               (5,949)(1)            0           0.00
                                  -----------      -----------     ----------
Net Income (Loss)                 $   420,218      $ 2,900,000     $2,656,000
                                  ===========      ===========     ==========
Other Comprehensive income (loss)
  Dividends on convertible
  preferred stock, unpaid                   0                0        (28,280)
                                  -----------      -----------     ----------
Total other comprehensive income
  (loss)                          $   420,218      $ 2,900,000     $2,627,720
                                  ===========      ===========     ==========
Income (Loss) per Share:
  Basic and diluted Income (loss)
  per share from:
  continuing operations           $      0.02      $      0.00     $    (0.01)
  discontinued operations                0.00             0.13           0.13
                                  -----------      -----------     ----------
Total basic and diluted income
(loss) per share                  $      0.02      $      0.13     $     0.12
                                  ===========      ===========     ==========
Basic and diluted common shares
outstanding                        22,063,935       22,063,935     22,063,935
                                  ===========      ===========     ==========
See accompanying notes to these pro forma financial statements.

                       TGFIN HOLDINGS, INC

          PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                           (UNAUDITED)


                      For the Nine Months Ended                   Pro Forma
                        September 30, 2002       Pro Forma      Results after
                ------------------------------   Effect of       Effect for
                     TGFIN       Pro Forma      Disposition       Disposition
                  Holdings, Inc. Adjustments     of Assets         of Assets
                  -------------- -------------  -------------  --------------
Revenues:
 Software
 license fees     $      662,342 $  (662,342)   $           0  $            0
                  -------------- -----------    -------------  --------------
Costs and Expense:
 General and
 administrative          693,377    (513,377)(1)         0            180,000
 Development costs       452,263    (452,263)(1)         0                  0
 Consulting fees         387,075    (387,075)(1)         0                  0
 Depreciation
  expense                 33,121     (30,121)(1)         0              3,000
                  -------------- -----------    ----------     --------------
  Total Costs
  and Expenses    $    1,565,836 $(1,382,836)   $        0     $      183,000
                  -------------- -----------    ----------     --------------
Net Income (Loss)
 from Operations  $     (903,494)$   720,494    $        0     $     (183,000)
                  -------------- -----------    ----------     --------------
Net Income (Loss)
 from continuing
 operations       $     (903,494)$   720,494    $        0     $     (183,000)

Net Income (Loss)
 from discontinued
 operations                                     $2,900,000 (2) $    2,900,000
                  -------------- -----------    ----------     --------------
Net Income (Loss)
 before Provision
 for Income tax         (903,494)    720,494     2,900,000          2,717,000
                  -------------- -----------    ----------     --------------
Provision for
Income Tax                 7,033      (7,033)(1)         0                  0
                  -------------- -----------    ----------     --------------
Net Income (Loss) $     (896,461)$   713,461    $2,900,000     $    2,717,000
                  ============== ===========    ==========     ==============
Other Comprehensive
Income (Loss)
  Dividends on
  convertible
  Preferred stock
  unpaid                 (28,280)       0.00             0            (28,280)
                  -------------- -----------    ----------     --------------
Total other
Comprehensive
Income (Loss)     $     (924,741)$   713,461    $2,900,000     $    2,688,720
                  ============== ===========    ==========     ==============
Income (Loss)
per Share:
Basic and diluted
Income (loss)
per share from:
continuing
operations        $        (0.04)$      0.03    $     0.00     $        (0.01)
Discontinued
operations                  0.00        0.00          0.13               0.13
                  -------------- -----------    ----------     --------------
Total basic and
diluted income
(loss) per
share             $        (0.04)$      0.03    $     0.13     $         0.12
                  ============== ===========    ==========     ==============
Basic and diluted
common shares
outstanding           22,063,935  22,063,935    22,063,935         22,063,935
                  ==============  ==========    ==========     ==============
See accompanying notes to these pro forma financial statements.

Notes to Pro Forma Financial Statements

(1) To reflect the elimination of all operating assets, liabilities, revenues and expenses as of the date indicated, except for operating expenses expected to continue.

(2) To reflect cash to be received in the Asset Sale as follows: $2,900,000 in cash, expenses of $100,000 for the Asset Sale and $100,000 to be placed in escrow for one year for the satisfaction of potential claims, if necessary. The $2,900,000 net sale price is reflected as a gain from discontinued operations, even though some product lines will be retained by the company for further activity.

                           September 30, 2002
                           TGFIN HOLDINGS, INC.
                    CONDENSED CONSOLIDATED BALANCE SHEET
                                (Unaudited)

                                  September 30,   December 31,
                                     2002              2001
                                -------------     ------------
ASSETS
Current Assets:
  Cash and cash equivalents       $   227,334     $    230,360
  Accounts receivable, net             63,947                -
  Prepaid expenses                     18,517            6,801
  Deferred Cost                             -           59,899
                                 ------------     ------------
     Total Current Assets             309,798          297,060

Property and equipment, net           134,414          151,964

Deposits                              101,621          101,621
                                 ------------     ------------
     Total Assets                $    545,833     $    550,645
                                 ============     ============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
  Accounts payable               $    201,407     $     31,087
  Accrued expenses                     50,688           42,731
  Deferred Revenue                                      40,000
                                 ------------     ------------
     Total Current Liabilities        252,095          113,818
                                 ------------     ------------
Stockholders' Equity:
  Preferred stock ($0.01 par value)
     1,000,000 shares authorized,
     50,500 shares issued
     and outstanding                      506                -
    Common stock ($.0001 par value),
   50,000,000 shares authorized,
   22,063,935 issued and
   outstanding at September 30,
   2002                               220,639          188,293
  Additional paid-in-capital        3,469,979        2,865,197
  Less:  Deferred compensation
   Relating to stock issued to
   consultants                       (251,840)        (381,644)
  Retained earnings (deficit)      (3,145,546)      (2,235,019)
                                 ------------     ------------
     Total Stockholders' Equity       293,738          436,827
                                 ------------     ------------
     Total Liabilities and
     Stockholders' Equity        $    545,833     $    550,645
                                 ============     ============

These accompanying notes are integral part of these financial statements.

                      TGFIN HOLDINGS, INC.
           CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                          (Unaudited)
                                 Three Months Ended   Nine Months Ended
                                    September 30,      September 30,
                                      2002       2001      2002     2001
    REVENUES                   $  102,147 $ 242,032 $  662,342 $ 613,936

    COSTS AND EXPENSES
     General & admin.          $  193,512 $  16,740 $  693,377 $ 428,892
     Development costs            113,708    83,240    452,263   303,433
     Consulting fees              194,715   254,196    387,075   326,166
     Depreciation expense          11,252     9,158     33,121    26,521
                               ---------- ---------   -------- ---------
    Total costs and expense       513,187   363,334  1,565,836 1,085,012


    Net Income (loss) before
     Provision for Income
     Taxes                     $ (411,040)$(121,302) $(903,494)$(471,076)

    Provision for
     Income taxes              $    1,260 $   3,175  $   7,033 $   3,175

    NET INCOME (LOSS)          $ (412,300)$(124,477) $(910,527)$(474,251)

    BASIC AND DILUTED LOSS
    PER SHARES                 $    (0.02)$   (0.01) $   (0.05)$   (0.03)

    Weighted Average number
    of shares outstanding      20,092,711 18,674,309 19,573,487 18,674,309

    The accompanying notes are an integral part of these consolidated financial statements.

                        TGFIN HOLDINGS, INC.
                     STATEMENTS OF CASH FLOWS
                             (Unaudited)

                                          For the Nine Months Ended
                                                September 30,
                                               2002        2001
Cash Flows from Operating
Activities:
 Net Income (Loss)                   $   (910,527) $ (474,251)
 Adjustments to reconcile
 net loss to net cash used
 in operating activities:
  Depreciation and
  Amortization                             33,121      26,521
  Amortization of deferred
  Compensation                            225,004     130,782
  Compensation costs of common stock
    issued to consultant                   14,416           -

  Changes in assets and
  liabilities, net of effect
  from:
   Decrease (increase) in
   accounts receivable                    (63,947)      7,213
   Increase in prepaid
   Expenses                               (11,716)     (2,416)
   Increase in deposits                         -     (49,899)

   Increase in accounts
   Payable and accrued
   Expenses                               151,693     179,948
   Increase (decrease) in
   deferred revenue                       (40,000)   (130,000)
                                       ----------  ----------
    Net cash used in
    Operating activities                 (601,956)   (312,102)
                                       ----------  ----------
Cash Flows from Investing
Activities:
 Purchase of property and
 Equipment                                (15,570)    (35,155)
                                       ----------  ----------
   Net cash provided by
   (Used in) investing
   Activities                             (15,570)    (35,155)
                                       ----------  ----------
Cash Flows from Financing
Activities:
  Cash proceeds from issuance
   Of convertible Notes                   316,500           -
  Issuance of common stock                298,000     250,000
                                       ----------  ----------
   Net Cash provided by
   Financing Activities                   614,500     250,000
                                       ----------  ----------
Net Increase (decrease) in
cash and Cash Equivalents                  (3,026)    (97,257)

Cash and Cash Equivalents,
beginning of period                       230,360      97,257
                                       ----------  ----------
Cash and Cash Equivalents,
end of period                          $  227,334  $        -
                                       ==========  ==========

These accompanying notes are an integral part of these financial statements.

                       TGFIN HOLDINGS, INC.
                     STATEMENTS OF CASH FLOWS
                                          For the Nine Months Ended
                                                September 30,
                                               2002        2001
Cash paid during the period
for:
  Income Taxes                            $     3,425  $        -
                                           ==========  ==========
  Interest                                $     9,200  $        -
                                           ==========  ==========
Supplemental Disclosures
of Noncash Investing and
Financing Activities:
 Common Stock Issued
 in exchange for
 Convertible Notes                        $   316,500  $        -
                                           ==========  ==========
 Common stock cancelled
 In exchange for marketable
 Securities                               $        -   $ (755,847)
                                          ==========   ==========
 Common Stock issued in
 exchange for accounts
 payable                                  $   17,590   $  484,125
                                          ==========   ==========
 Common Stock issued for
 Services                                 $   14,416   $  291,700
                                          ==========   ==========
 Common stock for prepaid
 Services                                 $   95,200   $        -
                                          ==========   ==========

 Cost of Merger                           $   79,899   $        -
                                          ==========   ==========
 Net liabilities assumed in Merger
 With Digitran Systems, Incorporated      $   24,174   $        -
                                          ==========   ==========

These accompanying notes are an integral part of these financial statements.

                       TGFIN HOLDINGS, INC.
                  NOTES TO FINANCIAL STATEMENTS
                        SEPTEMBER 30, 2002


1.  CONDENSED FINANCIAL STATEMENTS   TRANSITION PERIOD

The accompanying financial statements have been prepared by the Company without audit. They include information of TGFIN Holdings, Inc. and its sole and wholly-owned subsidiary, TradinGear.com, Incorporated. In the opinion of management, all material adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position at September 30, 2002 and the results of operations and cash flows for the nine month periods ended September 30, 2002 and 2001 have been made.

The Company has made the transition from an April 30th fiscal year-end to a December 31st fiscal year-end by including in the results of operations and cash flows for the period ended September 30, 2002 three months (July 1, 2002 through September 30, 2002) from TradingGear.com Incorporated and two months (August 1, 2002 through September 30, 2002) from Digitran Systems, Incorporated. Digitran Systems, Incorporated previously had filed a Form 10-QSB for the fiscal quarter ended July 31, 2002. During this period August 1, 2002 through September 30, 2002 Digitran Systems, Incorporated incurred merger related costs of $12,131. These current payables have become payables of TGFIN Holdings, Inc.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. It is suggested that these condensed financial statements be read in conjunction with the financial statements and notes thereto included in the Company's December 31, 2001 audited financial statements, filed with the proxy statement in August 2002. The results of operations for the periods ended September 30, 2002 and 2001 are not necessarily indicative of the operating results for the respective full years.

The software licensing agreements which are marketed by the Company often sell at a relatively high price in comparison to the total annual sales of the Company. This relationship could lead to individual sales having a disproportionately large effect on total sales, at the current revenue volume. Therefore, sales within a quarter can lead to highly volatile results of operations for individual quarters. The results for individual quarters may not be indicative of annual results. All quarterly information should be considered in light of the last fiscal year and the current year to date operations of the Company.


2.  REVERSE MERGER

On September 12, 2002, TradinGear.com, Incorporated acquired Digitran Systems Incorporated ("Digitran"), a publicly held Delaware corporation, in a reverse merger. The provisions of the Merger included a post-merger name change in which Digitran became TGFIN Holdings, Inc. Former Digitran common stock shareholders exchanged their shares for TGFIN Holdings, Inc. common stock shares on a 21-to-1 reverse split basis; former Digitran common stock Class B shareholders exchanged their shares for TGFIN Holdings, Inc. common stock shares on a 20-to-1 reverse split basis; and former TradinGear.com, Incorporated common stock shareholders exchanged their shares for TGFIN Holdings, Inc. common stock shares one a 1-to-1 basis. TradinGear.com, Incorporated continues as the only operating subsidiary of TGFIN Holdings, Inc., and is wholly-owned.

                        TGFIN HOLDINGS, INC.
                  NOTES TO FINANCIAL STATEMENTS
                        SEPTEMBER 30, 2002
                             (Continued)

Shareholders voted for the reverse merger in a Special Shareholder's Meeting held on September 12, 2002 in Springfield, NJ. See also Part II, Item 4:
Submission of Items to Shareholder Vote of Securities Holders, below. The merger transaction was accounted for as a purchase with the Company being deemed the acquirer for accounting and financial reporting purposes. However, since the stockholders of the Company will own approximately 93% of the outstanding shares of the reorganized TGFIN Holdings, Inc. no step up basis or goodwill will be recorded by the Company. This accounting treatment is in accordance with the view of Securities and Exchange Commission staff members that the acquisition by a public shell of the assets of a business from a private company should be accounted for at historical cost and accounted for as a reverse merger.

3.  THE COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Company

The Company consists of TGFIN Holdings, Inc. and its sole and wholly-owned operating subsidiary, TradinGear.Com, Incorporated (the "Company"). TGFIN was incorporated under the laws of Delaware in March 1985 (originally as Mark, Inc.). TradinGear.com, Incorporated was incorporated under the laws of the State of Delaware on July 7, 1999.

TradinGear.Com, Inc. produces trading software designed for the financial services industry. The Company's software technology is designed to provide stock exchanges and broker dealers in the securities industry the ability to offer to its customers an on-line electronic system for securities trading.

The Company's accounting policies and certain footnote disclosures are included in this quarterly report, in addition to standard reporting requirements, because this is the first report of the Company after its reverse merger with Digitran Systems, Incorporated. Management believes such disclosure is helpful in understanding and evaluating the nature of its new operating subsidiary, TradinGear.com, Incorporated.

Fair Value of Financial Instruments

Carrying amounts of certain of the Company's financial instruments, including cash and cash equivalents, trade receivable, accounts payable and other accrued liabilities, approximate fair value because of their short maturities.

                        TGFIN HOLDINGS, INC.
                  NOTES TO FINANCIAL STATEMENTS
                        SEPTEMBER 30, 2002
                             (Continued)

Revenue Recognition

The Company's revenues are derived principally from providing its customers with software applications that enable them to conduct stock transactions online. Additional revenue may be derived from post contract support services such as maintenance/service contracts, hosting upgrades and enhancements. These revenues are recognized according to the statement of position 97-2 (SOP 97-2), "Software Revenues Recognition," which requires that revenue recognized from software arrangements be allocated to each element of the arrangement based on the relative fair values of the elements. Revenue on product sales is recognized upon completion of each stage of production and acceptance of the stage by the customer. The Company's post contract support services revenue is recognized over the period during which the service is expected to be performed. The software arrangement provides for no right of return on refunds and are fixed or determinable. Deferred revenue represents amounts received on uncompleted projects.

Use of Management's Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments

The Company accounts for its investments in debt and equity securities in accordance with Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities" (SFAS 115), which requires that investments in debt securities and marketable equity securities be designated as trading, held-to-maturity or available-for-sale.

Management determines the appropriate classification of its investments in debt and equity securities at the time of purchase and reevaluates such determinations at each balance sheet date. Debt securities for which the Company does not have the intent or ability to hold to maturity are classified as available for sale, along with any investments in equity securities. Securities available for sale are carried at fair value, with unrealized gains and losses, net of income taxes, reported as a separate component of Stockholders' Equity.

                        TGFIN HOLDINGS, INC.
                  NOTES TO FINANCIAL STATEMENTS
                        SEPTEMBER 30, 2002
                             (Continued)


3.  THE COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Property, Plant and Equipment

Property and equipment are recorded at cost and being depreciated for financial accounting purposes on the straight-line method over their respective estimated useful lives ranging from three to thirty-nine years. Upon retirement or other disposition of these assets, the cost and related accumulated depreciation are removed from the accounts and the resulting gains or losses are reflected in the results of operations.

Expenditures for maintenance and repairs are charged to operations. Renewals and betterments are capitalized. Depreciation of leased equipment under capital leases is included in depreciation.

Product Development

Costs incurred in conjunction with the development of new products are charged to expense as incurred. Material software development costs subsequent to the establishment of technological feasibility will be capitalized. Based upon the Company's product development process, technological feasibility is established upon the completion of a working model. To date attainment of technological feasibility and general release to customers have substantially coincided.

Impairment of Long-Lived Assets

The Company adopted Statement of Financial Accounting Standards No. 121 (SFAS
121), "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of". SFAS 121 requires that if facts and circumstances indicate that the cost of fixed assets or other assets may be impaired, an evaluation of recoverability would be performed by comparing the estimated future undiscounted pre-tax cash flows associated with the asset to the asset's carrying value to determine if a write-down to market value or discounted pre-tax cash flow value would be required.

Comprehensive Income

The Company has adopted Statement of Financial Accounting Standards No. 130 (SFAS 130), "Reporting on Comprehensive Income". This statement establishes rules for the reporting of comprehensive income and its components which require that certain items such as foreign currency translation adjustments, unrealized gains and losses on certain investments in debt and equity securities, minimum pension liability adjustments and unearned compensation expense related to stock issuances to employees be presented as separate components of stockholders' equity. The adoption of SFAS 130 had no impact on total shareholders' equity.

Stock-Based Compensation

The Company will follow Accounting Principles Board Opinion No. 25, (APT 25), "Accounting for Stock Issued to Employees" in accounting for future employee stock option plans. Under APB 25, when the exercise price of the Company's employee stock options equals or is above the market price of the underlying stock on the date of grant, no compensation expense is recognized.

In accounting for options granted to persons other than employees, the provisions of Financial Accounting Standards Board Statement No. 123, (FASB
123), "Accounting for Stock Based Compensation" are applied in accordance with FASB 123 at the fair value of these options.

                        TGFIN HOLDINGS, INC.
                  NOTES TO FINANCIAL STATEMENTS
                        SEPTEMBER 30, 2002
                             (Continued)


3.  THE COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Earnings (Loss) Per Share

The Company will calculate earnings (loss) per share in accordance with SFAS No. 128, "Computation of Earnings Per Share" and SEC Staff Accounting Bulletin No. 98. Accordingly, basic earnings per share is computed using the weighted average number of common and dilutive common equivalent shares outstanding during the period.

Common equivalent shares consist of the incremental common shares issuable upon the conversion of the Preferred Stock (using the if-converted method) and shares issuable upon the exercise of stock options (using the treasury stock method); common equivalent shares are excluded from the calculation if their effect is anti-dilutive.

Earnings (loss) per share in these financial statements has been computed as if the outstanding shares as of December 31, 2001 were outstanding for all periods.

Income Taxes

The Company follows Statement of Financial Accounting Standards No. 109, (SFAS
109) "Accounting for Income Taxes". SFAS 109 requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement carrying amounts and tax bases of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

Start-Up Activities

The American Institute of Certified Public Accountants issued Statement of Position 98-5 (SOP 98-5), "Reporting the Costs of Start-Up Activities". SOP 98-5 requires start-up costs, as defined, to be expensed as incurred and is effective for financial statements for fiscal years beginning after December 15, 1998. The Company expenses all start-up costs as incurred in accordance with this statement and therefore the issuance of SOP 98-5 will have no material impact on the Company's financial statements.

Recent Accounting Pronouncements

In July 2001 the FASB issued Statement of Financial Accounting Standards No. 141, "Business Combinations" (SFAS 141) and Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" (SFAS 142). SFAS 141 requires that all business combinations initiated after June 30, 2001 be accounted for using the purchase method of accounting and is effective for all business combinations initiated after June 30, 2001. SFAS 142 requires that goodwill be tested for impairment under certain circumstances, and written off when impaired, rather then being amortized as previous standards required. SFAS 142 is effective for fiscal years beginning after December 15, 2001. Early application is permitted for entities with fiscal years beginning after March 15, 2001 provided that the first interim period financial statements have not been previously issued. The adoption of SFAS 141 had no effect on the Company's operating results or financial condition. The Company is currently assessing the impact of SFAS 142 on its operating results and financial condition.

                       TGFIN HOLDINGS, INC.
                  NOTES TO FINANCIAL STATEMENTS
                        SEPTEMBER 30, 2002
                            (Continued)


3.  THE COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Reclassifications

Certain reclassifications have been made to the prior year balances to conform to the current year presentation.

4. PROPERTY AND EQUIPMENT

Property and equipment, at cost, and their respective useful lives consist of the following at September 30,

                                       September 30      Estimated
                                          2002              Useful
                                       -----------           Lives
      Computer equipment               $  210,929               5
      Office equipment                     10,504               5
      Leasehold improvements                7,350               5
                                       ----------
                                          228,783
      Less: Accumulated improvements      (94,369)
                                       ----------
                                       $  134,414
                                       ==========

6.  PROVISION FOR INCOME TAXES

For the period from inception (July 7, 1999) to September 30, 2002 the Company had accumulated losses of $3,145,546. No federal tax expense or benefit has been reported in the financial statements due to the uncertainty of future operations. The Income taxes provided for are for minimum local income taxes.

                       TGFIN HOLDINGS, INC.
                  NOTES TO FINANCIAL STATEMENTS
                        SEPTEMBER 30, 2002
                            (Continued)


7.  COMMITMENTS AND CONTINGENCIES

Litigation

In the normal course of business, there may be various legal actions and proceedings pending which could seek damages against the Company. Management believes that the amount, if any, that may result from these claims, will not have a material adverse affect on the financial statements.

Leases

The Company leases office equipment and office space under noncancellable operating leases. Commitments under these leases at December 31, 2001 are as follows:

                2002                   $ 139,082
                2003                     142,855
                2004                     146,741
                2005                     150,743
                2006                      90,725
                                       ---------
                                       $ 670,146
                                       =========
Employment Agreements

On December 10, 1999 the Company entered into an employment agreement with Samuel H. Gaer, the Chief Executive Officer of the Company. The agreement is for a term of three years commencing January 1, 2000 and provides for a base annual salary of $120,000 and for bonuses as determined by the Company's Board of Directors.

401(k) Plan and Profit Sharing Plan

The Company has approved a 401(k) Plan and a Profit Sharing Plan which cover full-time employees who have attained the age of 21 and have completed at least one year of service with the Company. Under the 401(k) Plan, an employee may contribute an amount up to 25% of his compensation to the 401(k) Plan on a pretax basis not to exceed the current Federal limitation of $10,500 per year (as adjusted for cost of living increase). Amounts contributed to the 401(k) Plan are nonforfeitable. Under the Profit Sharing Plan, a member in the plan participates in the Company's contributions to the Plan as of December 31 in any year, with allocations to individual accounts based on annual compensation.

An employee does not fully vest in the plan until completion of three years of employment. The Board of Directors determines the Company's contributions to the plan on a discretionary basis. The Company has not made any contributions to date.

                       TGFIN HOLDINGS, INC.
                  NOTES TO FINANCIAL STATEMENTS
                        SEPTEMBER 30, 2002
                            (Continued)


8.  COMMON STOCK

The authorized capital stock of the Company consists of 50,000,000 (after being increased from 25,000,000 through shareholder vote in conjunction with the Merger) shares of common stock, par value $.01 per share, of which 22,063,9355 were outstanding as at September 30, 2002. Since the par value for Digitran Systems, Incorporated, now TGFIN Holdings, Inc. was different from that of TradinGear.com Incorporated, common stock was increased by $218,425 and Paid in Capital was decreased by $218,425 as of the date of the Merger. In this report, the Balance sheet at December 31, 2001 has been retroactively restated to reflect the change in par value, for comparability.

NOTE 9   PREFERRED STOCK

     The Series 1 Class A 8% Cumulative Convertible Preferred Stock has a par value of $0.01 per share. As of September 30, 2002, there were 50,500 shares outstanding. Holders of preferred shares are entitled to cumulative dividends of 8% per annum on the stated value of the stock, designated at $7 per share. Dividends are payable semi-annually on September 15 and March 15. No dividends have been paid since March 15, 1993, resulting in dividends in arrears at September 30, 2002 of approximately $280,540 or $5.55 per share, including $14,140 accrued in the current quarter. Dividends are not payable on any other class of stock ranking junior to the preferred stock until the full cumulative dividend requirements of the preferred stock have been satisfied. The preferred stock carries a liquidation preference equal to its stated value plus any unpaid dividends. Holders of the preferred stock are entitled to one-tenth of a vote for each share of preferred stock held. The Company may, at its option, redeem at any time all shares of the preferred stock or some of them upon notice to each preferred stockholder at a per share price equal to the stated value ($7.00) plus all accrued and unpaid dividends thereon (whether or not declared) to the date fixed for redemption, subject to certain other provisions and requirements. Preferred Shares may be converted into Common Shares on a one share of Preferred Stock for two shares of Common Stock basis.

NOTE 10.  SUBSEQUENT EVENT

  The Company sold 333,333 shares of its common stock for $250,000 ($.75 per share) during November, 2002.

                   TRADINGEAR.COM, INCORPORATED

                       FINANCIAL STATEMENTS

                    DECEMBER 31, 2001 AND 2000

                   INDEPENDENT AUDITOR'S REPORT



The Board of Directors and Stockholders
TradinGear.Com, Incorporated
New York, New York


We have audited the accompanying balance sheets of TradinGear.Com, Incorporated as of December 31, 2001 and 2000 and the related consolidated statements of operations, stockholders' equity and cash flows for each of the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of TradinGear.Com, Incorporated as of December 31, 2001 and 2000, and the results of operations and cash flows for each of the years then ended, in conformity with accounting principles generally accepted in the United States of America.


                                      /s/Samuel Klein and Company
                                      SAMUEL KLEIN AND COMPANY


Newark, New Jersey
April 10, 2002

                  TRADINGEAR.COM, INCORPORATED

                          BALANCE SHEETS

                                                    December 31, December 31,
ASSETS                                                  2001         2000
------                                              ------------ -----------

Current Assets:
  Cash and cash equivalents                          $   230,360 $     97,257
  Accounts receivable, net                                     -       50,300
  Investments, available for sale
    Securities                                                 -      755,847
  Prepaid expenses                                         6,801            -
  Deferred costs                                          59,899            -
                                                     -----------  -----------
     Total Current Assets                                297,060      903,404

Property and equipment, net                              151,964      137,369

Deposits                                                 101,621      101,621
                                                     -----------  -----------
     Total Assets                                    $   550,645  $ 1,142,394
                                                     ===========  ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
  Accounts payable                                   $    31,087  $   326,918
  Accrued expenses                                        38,431       25,000
  Income tax payable                                       4,300            -
  Deferred revenue                                        40,000      130,000
                                                     -----------  -----------
     Total Current Liabilities                           113,818      481,918
                                                     -----------  -----------
Stockholders' Equity:
  Common stock ($.0001 par value,
   30,000,000 shares authorized,
   18,829,309 and 17,788,987 shares
   issued and outstanding at December
   31, 2001 and 2000, respectively)                        1,883        1,779
  Additional paid-in-capital                           3,051,607    2,733,143
  Less:  Deferred compensation relating
   To stock issued to consultants                       (381,644)    (307,188)
  Retained earnings (deficit)                         (2,235,019)  (1,767,258)
                                                     -----------  -----------
     Total Stockholders' Equity                          436,827      660,476
                                                     -----------  -----------
     Total Liabilities and
     Stockholders' Equity                            $   550,645  $ 1,142,394
                                                     ===========  ===========

These accompanying notes are integral part of these financial statements.

                   TRADINGEAR.COM, INCORPORATED
                     STATEMENTS OF OPERATIONS
                                                     For the Years Ended
                                                         December 31,
                                                      2001          2000
Revenues:
  Software license fees                            $ 1,128,836  $   242,778

Costs and Expense:
  General and administrative                           601,098      636,242
  Website costs                                          4,508       87,629
  Development costs                                    426,544      418,044
  Consulting fees                                      496,530      286,179
  Depreciation expense                                  36,807       23,003
                                                   -----------  -----------
    Total Costs and Expenses                         1,565,487    1,451,097
                                                   -----------  -----------
Net Loss from Operations                              (436,651)  (1,208,319)
                                                   -----------  -----------
Other Revenue (Expense)
  Realized loss on sale of securities                               (79,450)
  Interest Income                                                     5,445
  Miscellaneous revenue                                 11,737
  Finance charges                                      (35,172)
                                                   -----------  -----------
                                                       (23,435)     (74,005)
                                                   -----------  -----------
Net Loss before Provision for
  Income Tax                                          (460,086)  (1,282,324)
Provision for Income Tax                                 7,675          378
                                                   -----------  -----------
Net Loss                                           $  (467,761) $(1,282,702)
                                                   ===========  ===========
Loss per Share:
  Basic and diluted loss per share                 $     (0.02) $     (0.07)
                                                   ===========  ===========
  Basic and diluted common shares
  outstanding                                       18,829,309   18,829,309
                                                   ===========  ===========

These accompanying notes are integral part of these financial statements.

                   TRADINGEAR.COM, INCORPORATED
                STATEMENTS OF STOCKHOLDERS' EQUITY
            FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                         Common Stock
                                       Par Value $.0001
                          ----------------------------------------------------
                                       Common       Additional
                          Number        Stock        Paid-In        Deferred
                        of Shares      Amount        Capital      Compensation
Balances, January 1, 2000  17,788,987        1,779      2,733,143   $(515,063)

Reclassification of
Unrealized Loss on
Available for Sale
Securities                          -            -              -           -

Amortization of deferred
compensation                        -            -              -     207,875

Net Loss for the Year
Ended December 31, 2000             -            -              -           -
                           ----------   ----------    -----------   ---------
Balances December 31, 2000 17,788,987        1,779      2,733,143    (307,188)

Issuance of Common Stock      785,926           79        281,046           -

Common stock issued in
exchange for accounts
payable                     1,378,870          138        483,987           -

Common stock issued for
services                      881,373           88        309,202    (291,700)

Cancellation of Common
Stock                      (2,005,847)        (201)      (755,771)          -

Amortization of deferred
compensation                        -            -              -     217,244

Net Loss for the Year
Ended December 31, 2001             -            -              -           -
                           ----------   ----------    -----------   ---------
Balances December 31, 2001 18,829,309   $    1,883    $ 3,051,607   $(381,644)
                           ==========   ==========    ===========   =========

[CONTINUED]

                   TRADINGEAR.COM, INCORPORATED
                STATEMENTS OF STOCKHOLDERS' EQUITY
           FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                   Unrealized
                                   Retained        Gain/(Loss)       Total
                                   Earnings         Available    Stockholders'
                                   (Deficit)        For Sale         Equity
Balances, January 1, 2000            (484,556)        667,188      2,402,491

Reclassification of Unrealized
 Loss on Available for Sale
 Securities                                 -        (667,188)      (667,188)

Amortization of deferred compensation       -               -        207,875

Net Loss for the Year Ended
 December 31, 2000                 (1,282,702)              -     (1,282,702)
                              ---------------     -----------   ------------
Balances December 31, 2000         (1,767,258)              -        660,476

Issuance of Common Stock                    -               -        281,125

Common stock issued in exchange
for accounts payable                        -               -        484,125

Common stock issued for services            -               -         17,590

Cancellation of Common Stock                -               -       (755,972)

Amortization of deferred compensation       -               -        217,244

Net Loss for the Year Ended
 December 31, 2001                   (467,761)              -       (467,761)
                              ---------------     -----------    -----------
Balances, December 31, 2001   $    (2,235,019)    $         -    $   436,827
                              ===============     ===========    ===========

These accompanying notes are integral part of financial statements.

                    TRADINGEAR.COM, INCORPORATED

                     STATEMENTS OF CASH FLOWS

                                     For the Years Ended
                                         December 31,
                                          2001        2000
Cash Flows from Operating
Activities:
 Net Loss                               $(467,761) $(1,282,702)
 Adjustments to reconcile
 net loss to net cash used
 in operating activities:
  Depreciation and
  amortization                             36,807       23,003
  Loss on sale of
  investments                                   -       79,450
  Amortization of deferred
  compensation                            217,244      207,875
  Compensation costs of common stock
    issued to consultant                   17,590            -

  Changes in assets and
  liabilities, net of effect
  from:
   Decrease (increase) in
   accounts receivable                     50,300      (50,300)
   Increase in prepaid
   Expenses                                (6,801)           -
   Increase in deferred
   Costs                                  (59,899)           -
   Increase in deposits                         -     (101,621)

   Increase in accounts
   Payable and accrued
   Expenses                               205,900      264,378
   Increase (decrease) in
   deferred revenue                       (90,000)     130,000
   Increase (decrease) in
   Accrued tax payable                          -         (654)
                                       ----------  -----------
    Net cash used in
    Operating activities                  (96,620)    (730,571)
                                       ----------  -----------
Cash Flows from Investing
Activities:
 Purchase of property and
 Equipment                                (51,402)     (84,426)
 Sale of Investments                            -      261,800
                                       ----------   ----------
   Net cash provided by
   (Used in) investing
   Activities                             (51,402)     177,374
                                       ----------   ----------
Cash Flows from Financing
Activities:
  Cash proceeds from officer's loan        28,000            -
  Repayment of officer's loan             (28,000)           -
 Issuance of common stock                 281,125            -
                                       ----------   ----------
   Net Cash provided by
   Financing Activities                   281,125            -
                                       ----------   ----------
Net Increase (decrease) in
cash and Cash Equivalents                 133,103     (553,197)

Cash and Cash Equivalents,
beginning of period                        97,257      650,454
                                       ----------   ----------
Cash and Cash Equivalents,
end of period                          $  230,360   $   97,257
                                       ==========   ==========

These accompanying notes are integral part of these financial statements.

                   TRADINGEAR.COM, INCORPORATED
                     STATEMENTS OF CASH FLOWS
                                     For the Years Ended
                                         December 31,
                                          2001        2000
Cash paid during the period
for:
  Income Taxes                          $    3,425  $        -
                                        ==========  ==========
  Interest                              $    9,200  $        -
                                        ==========  ==========
Supplemental Disclosures
of Noncash Investing and
Financing Activities:
 Common Stock Issued
 (Cancelled) in exchange
 for marketable securities              $ (755,847) $        -
                                        ==========  ==========
 Common Stock issued in
 exchange for accounts
 payable                                $  484,125  $        -
                                        ==========  ==========
 Common Stock issued for
 Services                               $  309,290  $        -
                                        ==========  ==========

These accompanying notes are integral part of these financial statements.

                         TRADINGEAR.COM,INCORPORATED
                           CONDENSED BALANCE SHEET
                                (Unaudited)

                                          June 30,
                                            2002
                                       ------------
ASSETS
Current Assets:
  Cash and cash equivalents             $    21,612
  Accounts receivable, net                  235,552
  Prepaid expenses                           24,332
  Deferred Costs                             59,899
                                        -----------
     Total Current Assets                   341,395

Property and equipment, net                 141,171

Deposits                                    101,621
                                        -----------
     Total Assets                       $   584,187
                                        ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
  Accounts payable                      $   146,130
  Accrued expenses                           65,577
  Deferred Revenue                                -
                                        -----------
     Total Current Liabilities              211,707
                                        -----------
Stockholders' Equity:

  Common stock ($.0001 par value),
   30,000,000 shares authorized,
   19,626,809 issued and
   outstanding at June 30, 2002               1,963
  Additional paid-in-capital              3,349,527
  Less:  Deferred compensation
   Relating to stock issued to
   consultants                             (245,375)
  Retained earnings (deficit)            (2,733,635)
                                        -----------
     Total Stockholders' Equity             372,480
                                        -----------
     Total Liabilities and
     Stockholders' Equity               $   584,187
                                        ===========

These accompanying notes are integral part of these financial statements.

                     TRADINGEAR.COM, INCORPORATED
                     CONDENSED STATEMENTS OF OPERATIONS
                                  (Unaudited)
                                         Six Months Ended
                                             June 30,
                                         2002       2001
    REVENUES                          $  560,195 $ 371,904

    COSTS AND EXPENSES
     General & admin.                 $  500,254 $ 412,148
     Development costs                   338,555   220,193
     Consulting fees                     192,360    71,970
     Depreciation expense                 21,869    17,363
                                      ---------- ---------
    Total costs and expense            1,053,038   721,674

    Net Income (loss) before
     Provision for Income
     Taxes                            $ (492,843)$(349,770)

    Provision for
     Income taxes                     $    5,773 $       -

    NET INCOME (LOSS)                 $(498,616) $(349,770)

    BASIC AND DILUTED LOSS
    PER SHARES                        $   (0.03) $   (0.02)

    Weighted Average number
    of shares outstanding             19,626,809 19,626,809

    The accompanying notes are an integral part of these consolidated financial statements.

                TRADINGEAR.COM, INCORPORATED
                     STATEMENTS OF CASH FLOWS
                       (Unaudited)

                                          For the Six Months Ended
                                                   June 30,
                                               2002        2001
Cash Flows from Operating
Activities:
 Net Income (Loss)                 $   (498,616) $ (349,770)
 Adjustments to reconcile
 net loss to net cash used
 in operating activities:
  Depreciation and
  Amortization                           21,868      17,724
  Amortization of deferred
  Compensation                          136,269     222,925
  Compensation costs of common stock
    issued to consultant                      -           -

  Changes in assets and
  liabilities, net of effect
  from:
   Decrease (increase) in
   accounts receivable                 (235,552)    (88,755)
   Increase in prepaid
   Expenses                             (17,531)     (2,985)
   Increase in deferred costs                 -     (35,000)
   Increase in deposits                       -           -
   Increase in accounts
   Payable and accrued
   Expenses                             137,889      10,509
   Increase (decrease) in
   deferred revenue                     (40,000)     (3,600)
                                     ----------  ----------
    Net cash used in
    Operating activities               (495,673)   (228,952)
                                     ----------  ----------
Cash Flows from Investing
Activities:
 Purchase of property and
 Equipment                              (11,075)    (28,571)
                                     ----------  ----------
   Net cash provided by
   (Used in) investing
   Activities                           (11,075)    (28,571)
                                     ----------  ----------
Cash Flows from Financing
Activities:
  Issuance of common stock              298,000     215,001
                                     ----------  ----------
   Net Cash provided by
   Financing Activities                 298,000     215,001
                                     ----------  ----------
Net Increase (decrease) in
cash and Cash Equivalents              (208,748)    (42,522)

Cash and Cash Equivalents,
beginning of period                     230,360      97,257
                                     ----------  ----------
Cash and Cash Equivalents,
end of period                        $   21,612  $   54,735
                                     ==========  ==========

Supplementary Disclosure of Cash Flow Information:

Cash paid during the period
for:
  Income Taxes                       $        -  $        -
                                     ==========  ==========
  Interest                           $      172  $        -
                                     ==========  ==========
Supplemental Disclosures
of Noncash Investing and
Financing Activities:
 Common stock cancelled
 In exchange for marketable
 Securities                          $        -  $ (755,847)
                                     ==========  ==========
 Common Stock issued in
 exchange for accounts
 payable                             $        -  $  365,138
                                     ==========  ==========
 Common Stock issued for
 Services                            $        -  $  410,812
                                     ==========  ==========

These accompanying notes are an integral part of these financial statements.

                     TRADINGEAR.COM, INCORPORATED
                     NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2001
                      UNAUDITED AS OF JUNE 30,2002


1.  THE COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Company

TradinGear.Com, Incorporated ("TG" or the "Company") was incorporated under the laws of the State of Delaware on July 7, 1999. TradinGear.Com, Inc. produces trading software designed for the financial services industry.

The Company's software technology is designed to provide stock exchanges and broker dealers in the securities industry the ability to offer to its customers an on-line electronic system for securities trading.

Fair Value of Financial Instruments

Carrying amounts of certain of the Company's financial instruments, including cash and cash equivalents, trade receivable, accounts payable and other accrued liabilities, approximate fair value because of their short maturities.

Revenue Recognition

The Company's revenues are derived principally from providing its customers with software applications that enable them to conduct stock transactions online. Additional revenue may be derived from post contract support services such as maintenance/service contracts, hosting upgrades and enhancements. The Company's principle revenues are recognized utilizing the percentage of completion method of accounting for contract revenues in conformity with Accounting Research Bulletin 45 (ARB-45) "Long Term Construction - Type Contracts" and the guidance contained within the American Institute of Certified Public Accountants' Statements of Position ("SOP") 81-2 "Accounting for Performance of Construction-Type and Certain Production-Type Contracts" and SOP 97-2 " Software Revenue Recognition". Accordingly the Company recognizes its principle revenues from its software arrangements only upon the completion and acceptance by the customer of contracted milestones. The Company's post contract support services revenue is recognized over the period during which the service is expected to be performed. The software arrangements provide for no right of return or refunds and are fixed or determinable. Deferred revenue represents amounts received on uncompleted project milestones.

Use of Management's Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments

The Company accounts for its investments in debt and equity securities in accordance with Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities" (SFAS 115), which requires that investments in debt securities and marketable equity securities be designated as trading, held-to-maturity or available-for-sale.

                     TRADINGEAR.COM, INCORPORATED
                     NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2001
                            UNAUDITED AS OF JUNE 30,2002
                              (Continued)

1.  THE COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investments (Continued)

Management determines the appropriate classification of its investments in debt and equity securities at the time of purchase and reevaluates such determinations at each balance sheet date. Debt securities for which the Company does not have the intent or ability to hold to maturity are classified as available for sale, along with any investments in equity securities. Securities available for sale are carried at fair value, with unrealized gains and losses, net of income taxes, reported as a separate component of Stockholders' Equity.

Property and Equipment

Property and equipment are recorded at cost and being depreciated for financial accounting purposes on the straight-line method over their respective estimated useful lives ranging from three to thirty-nine years. Upon retirement or other disposition of these assets, the cost and related accumulated depreciation are removed from the accounts and the resulting gains or losses are reflected in the results of operations.

Expenditures for maintenance and repairs are charged to operations. Renewals and betterments are capitalized. Depreciation of leased equipment under capital leases is included in depreciation.

Product Development

Costs incurred in conjunction with the development of new products are charged to expense as incurred. Material software development costs subsequent to the establishment of technological feasibility will be capitalized. Based upon the Company's product development process, technological feasibility is established upon the completion of a working model. To date attainment of technological feasibility and general release to customers have substantially coincided.

Impairment of Long-Lived Assets

The Company adopted Statement of Financial Accounting Standards No. 121 (SFAS
121), "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of". SFAS 121 requires that if facts and circumstances indicate that the cost of fixed assets or other assets may be impaired, an evaluation of recoverability would be performed by comparing the estimated future undiscounted pre-tax cash flows associated with the asset to the asset's carrying value to determine if a write-down to market value or discounted pre-tax cash flow value would be required.

Comprehensive Income

The Company has adopted Statement of Financial Accounting Standards No. 130 (SFAS 130), "Reporting on Comprehensive Income". This statement establishes rules for the reporting of comprehensive income and its components which require that certain items such as foreign currency translation adjustments, unrealized gains and losses on certain investments in debt and equity securities, minimum pension liability adjustments and unearned compensation expense related to stock issuances to employees be presented as separate components of stockholders' equity. The adoption of SFAS 130 had no impact on total shareholders' equity.

                     TRADINGEAR.COM, INCORPORATED
                     NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2001
                            UNAUDITED AS OF JUNE 30,2002
                              (Continued)

1.  THE COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Stock-Based Compensation

The Company will follow Accounting Principles Board Opinion No. 25, (APB 25), "Accounting for Stock Issued to Employees" in accounting for future employee stock option plans. Under APB 25, when the exercise price of the Company's employee stock options equals or is above the market price of the underlying stock on the date of grant, no compensation expense is recognized.

In accounting for options granted to persons other than employees, the provisions of Financial Accounting Standards Board Statement No. 123, (FASB
123), "Accounting for Stock Based Compensation" are applied in accordance with FASB 123 at the fair value of these options.

Earnings (Loss) Per Share

The Company will calculate earnings (loss) per share in accordance with SFAS No. 128, "Computation of Earnings Per Share" and SEC Staff Accounting Bulletin No. 98. Basic earnings per share is computed using the weighted average number of common and dilutive common equivalent shares outstanding during the period.

Common equivalent shares consist of the incremental common shares issuable upon the conversion of the Preferred Stock (using the if-converted method) and shares issuable upon the exercise of stock options (using the treasury stock method); common equivalent shares are excluded from the calculation if their effect is anti-dilutive.

Earnings (loss) per share in these financial statements has been computed as if the outstanding shares as of June 30, 2002 were outstanding for all periods.

Income Taxes

The Company follows Statement of Financial Accounting Standards No. 109, (SFAS
109) "Accounting for Income Taxes". SFAS 109 requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement carrying amounts and tax bases of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

Start-Up Activities

The American Institute of Certified Public Accountants issued Statement of Position 98-5 (SOP 98-5), "Reporting the Costs of Start-Up Activities". SOP 98-5 requires start-up costs, as defined, to be expensed as incurred and is effective for financial statements for fiscal years beginning after December 15, 1998. The Company expenses all start-up costs as incurred in accordance with this statement and therefore the issuance of SOP 98-5 will have no material impact on the Company's financial statements.

                     TRADINGEAR.COM, INCORPORATED
                     NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2001
                            UNAUDITED AS OF JUNE 30,2002
                              (Continued)


1.  THE COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recent Accounting Pronouncements

In July 2001 the FASB issued Statement of Financial Accounting Standards No. 141, "Business Combinations" (SFAS 141) and Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" (SFAS 142). SFAS 141 requires that all business combinations initiated after June 30, 2001 be accounted for using the purchase method of accounting and is effective for all business combinations initiated after June 30, 2001. SFAS 142 requires that goodwill be tested for impairment under certain circumstances, and written off when impaired, rather then being amortized as previous standards required. SFAS 142 is effective for fiscal years beginning after December 15, 2001. Early application is permitted for entities with fiscal years beginning after March 15, 2001 provided that the first interim period financial statements have not been previously issued. The adoption of SFAS 141 had no effect on the Company's operating results or financial condition. The Company is currently assessing the impact of SFAS 142 on its operating results and financial condition.

Reclassifications

Certain reclassifications have been made to the prior year balances to conform to the current year presentation.


2.  INVESTMENTS

As of December 31, 2001 and 2000 the Company classified their investments as available for sale securities. Unrealized holding gains (losses) on available for sale securities which are reported at fair value are included as a separate component of stockholders' equity.

Investments at December 31, 2000 consist of the following:

                                                            Unrealized
                                 Cost         Market        Gain (Loss)
                                 ----         ------        -----------
Available for sale securities:
  Marketable Equity Securities $1,097,097    $755,847       $         -
                               ==========    ========       ===========

The Company had no investments at June 30, 2002 or December 31, 2001.


3.  ACCOUNTS RECEIVABLE

The Company provides an allowance for doubtful accounts equal to the estimated uncollectible amounts. The Company's estimate is based on historical collection experience and a review of the current status of trade accounts receivable. It is reasonably possible that the Company's estimate of the allowance for doubtful accounts will change. Accounts receivable consist of the following at:

                                      June 30,           December 31,
                                        2002            2001        2000
                                    -----------      --------     --------
Accounts Receivable Trade           $   235,552             -     $ 50,300
                                    ===========      ========     ========

                     TRADINGEAR.COM, INCORPORATED
                     NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2001
                      UNAUDITED AS OF JUNE 30,2002
                              (Continued)

4.  PROPERTY AND EQUIPMENT

Property and equipment, at cost, and their respective useful lives consist of the following at:
                                                                Estimated
                             June 30,        December 31,         Useful
                              2002         2001        2000        Lives
                          -----------  ----------  ----------      -----
Computer equipment            206,434  $  198,208  $  148,580        5
Office equipment               10,504       7,654       5,880        5
Leasehold improvements          7,350       7,350       7,350        5
                          -----------  ----------  ----------
                              224,288     213,212     161,810
Less: Accumulated
      depreciation             83,117      61,248      24,441
                          -----------  ----------  ----------
                          $   141,171  $  151,964  $  137,369
                          ===========  ==========  ==========

5.  RELATED PARTY TRANSACTION

On July 10, 2001 Samuel Gaer, the CEO of TradinGear.Com, Incorporated, agreed to lend the Company $28,000 at a rate of six percent (6%) and due on demand. At December 31, 2001 the note had been repaid in full.


6.  PROVISION FOR INCOME TAXES

For the periods from inception (July 7, 1999) to June 30, 2002 the Company had accumulated losses of $2,733,635. No federal tax expense or benefit has been reported in the financial statements due to the uncertainty of future operations.


7.  COMMITMENTS AND CONTINGENCIES

Litigation

The Company is subject from time to time to litigation arising from the normal course of business. In management's opinion, any such contingencies would be covered under its existing insurance policies or would not materially affect the Company's financial position or results of operations.

                     TRADINGEAR.COM, INCORPORATED
                     NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2001
                      UNAUDITED AS OF JUNE 30,2002
                              (Continued)


7.  COMMITMENTS AND CONTENGENCIES (Continued)

Litigation (Continued)

Norman Fuchs ("Fuchs"), a former director of the Company, and ATH Ventures, Inc. ("ATH"), a company controlled by Fuchs, have commenced an action against the Company and against Ausinsoft, Inc., an entity of which Samuel Gaer, the President, Director and principal shareholder of the Company, is also an officer, director and shareholder. The action seeks monetary damages and shares of the Company's common stock. Subsequently, Fuchs and ATH commenced an action seeking to enjoin the merger as discussed in Note 8 and petitioned the Court for a Temporary Restraining Order ("TRO"). The Company defended this action and on January 10, 2002 the TRO expired without action and Fuchs, ATH and the Company engaged in preliminary settlement discussions which concluded in a February 14, 2002 settlement agreement and no monetary damages or obligations to the Company.

Leases

The Company leases office equipment and office space under noncancellable operating leases. Commitments under these leases are as follows:

                                     June 30,    December 31,
                                   -----------   ------------
                      2002         $         -   $    139,082
                      2003             140,946        142,855
                      2004             144,774        146,741
                      2005             148,717        150,743
                      2006             152,778        102,663
                      2007              26,101              -
                                   -----------   ------------
                                   $   613,316   $    682,084
                                   ===========   ============

Employment Agreements

On December 10, 1999 the Company entered into an employment agreement with Samuel H. Gaer, the Chief Executive Officer of the Company. The agreement is for a term of three years commencing January 1, 2000 and provides for a base annual salary of $120,000 and for bonuses as determined by the Company's Board of Directors.

401(k) Plan and Profit Sharing Plan

The Company has approved a 401(k) Plan and a Profit Sharing Plan which cover full-time employees who have attained the age of 21 and have completed at least one year of service with the Company. Under the 401(k) Plan, an employee may contribute an amount up to 25% of his compensation to the 401(k) Plan on a pretax basis not to exceed the current Federal limitation of $10,500 per year (as adjusted for cost of living increase). Amounts contributed to the 401(k) Plan are nonforfeitable. Under the Profit Sharing Plan, a member in the plan participates in the Company's contributions to the Plan as of December 31 in any year, with allocations to individual accounts based on annual compensation.

An employee does not fully vest in the plan until completion of three years of employment. The Board of Directors determine the Company's contributions to the plan on a discretionary basis. The Company has not made any contributions to date.

                     TRADINGEAR.COM, INCORPORATED
                     NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2001
                            UNAUDITED AS OF JUNE 30,2002
                              (Continued)
8.  COMMON STOCK

The authorized capital stock of the Company consists of 30,000,000 shares of common stock, par value $.0001 per share. The Company issued 13,280,000 shares of common stock to the founders of the Company for $.0001 per share, the par value of the Company's common stock.

During July 1999 the Company issued 1,263,000 shares of common stock to two consultants for services rendered and a two year agreement which provided the Company with office space and services through June 2001. The total value of the services and consulting agreement was estimated to be $661,500.

During October 1999 the Company issued 10,000 shares of its common stock to a consultant for services valued at $5,000. In addition, during October 1999 the Company issued 500,000 shares of its common stock to professionals for services rendered valued at $150,000 and for future professional services to be rendered through December 2002 valued at $100,000.

Also, during the fourth quarter of 1999 the Company sold 1,980,140 shares of its common stock to four investors for cash of $500,000 and the receipts of marketable equity securities valued at $341,250 or for a total consideration of $841,250.

In November 1999 the Company issued 755,847 shares of its common stock valued at $755,847 in conjunction with the Company entering into a license agreement to provide its proprietary software suite in exchange for marketable equity securities of the same value. This agreement and exchange of securities ultimately became the subject of a dispute in late 2000 which was settled in 2001 with the parties agreeing to cancel the outstanding shares exchanged and with the Company retaining $110,000 for its software suite that it received and recorded as revenue during 2000.

As part of this settled dispute the Company, in a separate action, terminated the employment of one of its officers and the Company was returned 1,250,000 shares of its common stock that it originally issued to this individual for cancellation.

In April 2001 the Company sold 710,585 shares of its common stock for $250,000 to an investor consultant. The Company also issued 500,000 of its common stock to this individual in exchange for a two year consulting agreement valued at $175,950 which expired in April 2002.

Also, during April 2001 the Company issued 1,710,584 shares in satisfaction of amounts owed to a consultant amounting to $262,500 and for future consulting services valued at $337,500, or a total of $600,000.

During the fourth quarter of 2001 the Company issued 25,000 shares of its common stock to an investor for $10,000. In addition, the Company issued to a consultant 100,000 shares of its common stock for services rendered valued at $17,585 and $20,000. The Company also issued to this consultant for $1,000 an option to purchase 50,000 shares of its common stock at $0.40 per share commencing December 21, 2001 and ending on December 21, 2004.

During the first quarter of 2002 the Company sold 797,500 shares of its Common stock at $ .40 per share of its Common stock to three investors and received net proceeds of $ 298,000.

                     TRADINGEAR.COM, INCORPORATED
                     NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2001
                      UNAUDITED AS OF JUNE 30,2002
                              (Continued)
9.  PROPOSED MERGER

In September 15, 2001, the Company and Digitran Systems, Inc. (a publicly held Delaware company together with its subsidiaries herein referred to as "DSI") entered into an Agreement and Plan of Reorganization ("the Agreement"). The Agreement describes a merger transaction whereby TG will become a wholly-owned subsidiary of DSI which public company in turn will change its name to TGFIN
Holdings, Inc.   ("TGFIN").

The Agreement is subject to shareholder approval of both companies and is also subject to certain conditions, including, but not limited to, submission for approval of proxy material to the Securities and Exchange Commission. The Agreement calls for the shareholders of TG to receive 19,154,369 shares of the reorganized TGFIN or one share of TGFIN for each share of TG share held after giving effect to a reverse stock split of DSI shares and its change in name. The result will be that the shareholders of TG will own approximately 93% of the outstanding shares of the reorganized TGFIN.

The merger transaction will be accounted for as a purchase with TG being deemed the acquiror for accounting and financial reporting purposes. However, since the stockholders of TG will own approximately 93% of the outstanding shares of the reorganized TGFIN no step up basis or goodwill will be recorded by TG. This accounting treatment is in accordance with the view of Securities and Exchange Commission staff members that the acquisition by a public shell of the assets of a business from a private company should be accounted for at historical cost and accounted for as a reverse merger.

10. SUBSEQUENT EVENT (UNAUDITED)

On September 12, 2002, the merger as described in note "9"successfully consummated and the par value on the company's common stock was recapitalized from $0.0001 to $0.01.In addition the company issued an additional 1,081,426 shares of common stock, 777,384 for $316,500 of convertible notes payable which were received and converted during the third quarter and 304,042 in connection with consulting services agreements.

                              APPENDIX A

                         ASSET PURCHASE AGREEMENT

                                    by

                                   and

                                  among

                       Tradingear Acquisition LLC,
                           Tradingear.com, Inc.
                                   and
                           TGFIN Holdings, Inc.
                         Dated: January 27, 2003

                       TABLE OF CONTENTS

ARTICLE 1. DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . .1
 1.1. Defined Terms. . . . . . . . . . . . . . . . . . . . . . . . . .1
 1.2. Other Definitional Provisions. . . . . . . . . . . . . . . . . .8
ARTICLE 2. PURCHASE AND SALE OF ACQUIRED ASSETS. . . . . . . . . . . .8
 2.1. Purchase and Sale of Assets. . . . . . . . . . . . . . . . . . .8
 2.2. Purchase Price.. . . . . . . . . . . . . . . . . . . . . . . . .9
 2.3. Payment of Purchase Price. . . . . . . . . . . . . . . . . . . .9
 2.4. Assumption of Liabilities. . . . . . . . . . . . . . . . . . . .9
 2.5. The Closing. . . . . . . . . . . . . . . . . . . . . . . . . . .9
 2.6. Deliveries at the Closing. . . . . . . . . . . . . . . . . . . 10
ARTICLE 3. REPRESENTATIONS AND WARRANTIES. . . . . . . . . . . . . . 10
 3.1. Representations and Warranties of the Company and TGFIN. . . . 10
 3.2. Representations and Warranties of Buyer. . . . . . . . . . . . 20
ARTICLE 4. COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . 21
 4.1. The Company and TGFIN  Pre-Closing Covenants.. . . . . . . . . 21
 4.2. Further Covenants. . . . . . . . . . . . . . . . . . . . . . . 22
ARTICLE 5. CONDITIONS TO CLOSING . . . . . . . . . . . . . . . . . . 24
 5.1. Conditions to Obligations of Buyer.. . . . . . . . . . . . . . 24
 5.2. Conditions to Obligations of the Company.. . . . . . . . . . . 25
ARTICLE 6. INDEMNIFICATION . . . . . . . . . . . . . . . . . . . . . 25
 6.1. Survival of Representations and Warranties.. . . . . . . . . . 25
 6.2. Indemnification Provisions for Buyer's Benefit.. . . . . . . . 25
 6.3. Indemnification Provisions for the Company and TGFIN's Benefit.26
 6.4. Indemnification Claim Procedures.. . . . . . . . . . . . . . . 26
 6.5. Purchase Price Escrow. . . . . . . . . . . . . . . . . . . . . 27
 6.6. Other Indemnification Provisions.. . . . . . . . . . . . . . . 27
ARTICLE 7. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
 7.1. Intentionally Omitted. . . . . . . . . . . . . . . . . . . . . 27
 7.2. Cooperation After Closing. . . . . . . . . . . . . . . . . . . 27
ARTICLE 8. ADDITIONAL AGREEMENTS . . . . . . . . . . . . . . . . . . 28
 8.1. Stockholder Approval.. . . . . . . . . . . . . . . . . . . . . 28
 8.2. Preparation of the Information Statement.. . . . . . . . . . . 28
 8.3. Cooperation and Exchange of Information. . . . . . . . . . . . 28
ARTICLE 9. TERMINATION . . . . . . . . . . . . . . . . . . . . . . . 29
 9.1. Termination. . . . . . . . . . . . . . . . . . . . . . . . . . 29
 9.2. Procedure and Effect of Termination. . . . . . . . . . . . . . 29

ARTICLE 10. MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . 30
 10.1.  Entire Agreement . . . . . . . . . . . . . . . . . . . . . . 30
 10.2.  Successors . . . . . . . . . . . . . . . . . . . . . . . . . 30
 10.3.  Assignments. . . . . . . . . . . . . . . . . . . . . . . . . 30
 10.4.  Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . 30
 10.5.  Specific Performance.. . . . . . . . . . . . . . . . . . . . 31
 10.6.  Time.. . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
 10.7.  Counterparts.. . . . . . . . . . . . . . . . . . . . . . . . 31
 10.8.  Headings.. . . . . . . . . . . . . . . . . . . . . . . . . . 31
 10.9.  Governing Law. . . . . . . . . . . . . . . . . . . . . . . . 31
 10.10. Amendments and Waivers.. . . . . . . . . . . . . . . . . . . 32
 10.11. Severability.. . . . . . . . . . . . . . . . . . . . . . . . 32
 10.12. Expenses.. . . . . . . . . . . . . . . . . . . . . . . . . . 32
 10.13. Construction.. . . . . . . . . . . . . . . . . . . . . . . . 32
 10.14. Incorporation of Exhibits, Annexes, and Schedules. . . . . . 32
 10.15. No Third Party Beneficiaries.. . . . . . . . . . . . . . . . 32

                          ATTACHMENTS
Exhibits

     Exhibit A -              Assignment Agreement
     Exhibit B -              Assumption Agreement
     Exhibit C -              Purchase Price Escrow Agreement
     Exhibit D -              Agreement Not To Compete
     Exhibit E -              Company and TGFIN's Counsel's Opinion
     Exhibit F -              Agreements to be Executed by Developers
     Exhibit G(1) -           Officer's Certificate
     Exhibit G(2) -           Secretary's Certificate

Schedules

     Schedule 1.1(a) -        Accounts Receivable
     Schedule 1.1(b) -        Assumed Contracts
     Schedule 1.1(c) -        Excluded Assets
     Schedule 3.1(b) -        Required Consents
     Schedule 3.1(f) -        Exceptions to Title
     Schedule 3.1(j)(i) -     Benefit Plans
     Schedule 3.1(j)(iii) -   Former Employees Receiving Benefits
     Schedule 3.1(k)(i) -     Employees/Consultants
     Schedule 3.1(k)(ii) -    Employee Details
     Schedule 3.1(o) -        Real Property
     Schedule 3.1(p)(i)(A) -  Intellectual Property
     Schedule 3.1(p)(i)(B) -  Developers
     Schedule 3.1(p)(i)(C) -  Preexisting Intellectual Property
     Schedule 3.1(p)(i)(D) -  Third Party Interests in Intellectual Property
     Schedule 3.1(q)(ii) -    Assumed Contracts with Restrictions on Transfer
     Schedule 3.1(r) -        Financial Statements
     Schedule 3.1(s) -        Events Subsequent to Most Recent Fiscal Year End
     Schedule 3.1 (u) -       Tangible Assets

                     ASSET PURCHASE AGREEMENT
     This Asset Purchase Agreement (this "Agreement") dated January 27, 2003, is by and among (i) Tradingear Acquisition LLC, a Delaware limited liability company ("Buyer"), (ii) Tradingear.com, Inc., a Delaware corporation (the "Company"), and (iii) TGFIN Holdings, Inc., a Delaware corporation ("TGFIN"). Buyer, the Company and TGFIN are referred to collectively herein as the "Parties".

                            RECITALS:

     A. TGFIN owns (beneficially and of record) 100% of the Company's outstanding capital stock.

     B. Buyer desires to purchase from the Company and the Company desires to sell to Buyer the Acquired Assets (as defined herein) in return for the Purchase Price (as defined herein), in accordance with this Agreement's terms and conditions.

                            AGREEMENT:
     NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants contained herein, the Parties agree as follows:

                                  ARTICLE 1.
                                 DEFINITIONS

     1.1. Defined Terms. When used in this Agreement, the following terms shall have the respective meanings set forth below:

     "Accounts Receivable" means accounts, notes, and other receivables and all other rights to receive payments.

     "Acquired Assets" means all right, title, and interest in and to all of the following assets of the Company: (a) all the Tangible Assets; (b) all of the Intellectual Property set forth in Schedule 3.1(p)(i)(A), goodwill associated therewith, licenses and sublicenses granted and obtained (to the extent of its ability under a transferable license or sublicense) with respect thereto, and rights thereunder, remedies against infringements thereof, and rights to protection of interests therein under the laws of all jurisdictions;
(c) the Assumed Contracts; (d) the Accounts Receivable set forth in Schedule 1.1(a); (e) all of its transferable franchises, approvals, permits, licenses, orders, registrations, certificates, variances, authorizations and similar rights obtained from any Government Authority relating to the Acquired Assets;
(f) to the extent necessary to consummate the Transactions, all of its manuals for hardware and software, invoices, maintenance protocols, technicians and support logs and reports, databases, evaluations, books, general, financial, Tax and personnel records (unless prohibited by Law), ledgers, files, documents, correspondence, lists, plans, drawings, specifications, studies, reports, and other printed or written materials, whether in hard copy or computer format related to the Acquired Assets; and (g) all of the goodwill attributable to and going-concern value of the Acquired Assets; provided, however, that the Acquired Assets shall not include the Excluded Assets.

     "Action" means any civil or criminal claim, action or causes of action, appeal, petition, plea, civil or criminal charge or complaint, suit, demand, litigation, arbitration, mediation, hearing, assessments or investigation by or before any Governmental Authority.

     "Affiliate" means, with respect to any specified Person, a Person that, directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, such specified Person.

     "Agreement" means this Asset Purchase Agreement as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof.

     "Agreement Not To Compete" means the Agreement Not To Compete substantially in the form attached as Exhibit D, to be executed and delivered by the Company to Buyer at Closing.

     "Agreements to be Executed by Developers" means the Agreements to be executed by Developers substantially in the form attached as Exhibit F, to be executed by the Developers and delivered by the Company to Buyer at Closing.

     "Assignment Agreement" means the Assignment and Bill of Sale substantially in the form attached as Exhibit A, to be executed and delivered by the Company to Buyer at Closing.

     "Assumption Agreement" means the Assumption Agreement substantially in the form attached as Exhibit B, to be executed and delivered by Buyer to the Company at Closing.

     "Assumed Contracts" means the agreements set forth in Schedule 1.1(b).

     "Breach" means any failure to perform, failure to comply, default, violation, acceleration, termination, cancellation, modification, or failure to provide a required notification.

     "Business Day" shall mean any day on which the principal offices of the Securities and Exchange Commission in Washington D.C. are open to accept filings, or, in the case of determining a date when payment is due, any day on which banks are not required or authorized to close in New York City.

     "Buyer" has the meaning set forth in the preamble to this Agreement.

     "Buyer Indemnitees" means the Company and TGFIN and each of their officers, directors, employees, agents, representatives, controlling Persons, stockholders, and their Affiliates.

     "CA" means Computer Associates International Inc.

     "COBRA" shall mean the obligations and Liabilities arising under the continuation of coverage requirements of Section 4980B of the Code and Part 6 of Subtitle B of Title I of ERISA.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Commitment" means (a) options, warrants, convertible securities, exchangeable securities, subscription rights, conversion rights, exchange rights, or other Contracts that could require a Person to issue any of its Equity Interests or to sell any Equity Interests it owns in another Person;
(b) any other securities convertible into, exchangeable or exercisable for, or representing the right to subscribe for any Equity Interest of a Person or owned by a Person; (c) statutory pre-emptive rights or pre-emptive rights granted under a Person's organizational documents; and (d) stock appreciation rights, phantom stock, profit participation, or other similar rights with respect to a Person.

     "Company" has the meaning set forth in the preamble to this Agreement.

     "Company and TGFIN's Counsel's Opinion" means the Company and TGFIN's Counsel's Opinion substantially in the form attached as Exhibit E, to be executed by the Counsel of the Company and TGFIN and delivered by the Company to Buyer at Closing.

     "Company and TGFIN Indemnitees" means Buyer and each of its respective members, officers, directors, employees, agents, representatives, controlling Persons, stockholders, and their Affiliates.


     "Company Common Stock" has the meaning set forth in Section 3.1(e).

     "Competing Transaction" means any of the following (other than the transactions contemplated by this Agreement) involving the Company or any of its Subsidiaries: (i) any merger, consolidation, share exchange, exchange offer, business combination, recapitalization, liquidation, dissolution or other similar transaction involving the Company or any of its Subsidiaries;
(ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of Acquired Assets representing substantially all of the Acquired Assets of the Company; (iii) any tender offer for a majority of 50% or more of the outstanding shares of capital stock of the Company or the filing of a registration statement under the Securities Act in connection therewith;
(iv) any person or group other than Sam Gaer having acquired beneficial ownership of 25% or more or such person or group having increased its beneficial ownership beyond 25% of the outstanding shares of capital stock of TGFIN; or (v) any public announcement of a proposal, plan or intention to do any of the foregoing or any agreement to engage in any of the foregoing.

     "Confidential Information" means any plans or information, including information of a technological or business nature and all copies, extracts, or summaries thereof (including all Trade Secrets, Technology, Intellectual Property, data, marketing plans, summaries, reports, or mailing lists, whether written or oral or otherwise expressed or stored in any electronic, magnetic, graphic, optical or other medium) related to the Acquired Assets and/or the business of the Company or TGFIN prior to the date hereof that is marked confidential, or bears the marking of like import, or that Company or TGFIN states to be confidential, or that would reasonably be considered confidential except to the extent such information: (a) is publicly available other than as the result of an unauthorized disclosure by Buyer; (b) Buyer can demonstrate was rightfully known or in a third Person's possession without obligation to maintain its confidentiality prior to disclosure by the Company or TGFIN to the third Person, as evidenced by written records made prior to such disclosure; or (c) is independently developed by a third Person, without the use of any Confidential Information or other assistance provided by the Buyer.

     "Consent" means any consent, approval, or waiver.

     "Contract" means any contract, agreement, commitment, letter of intent, memorandum of understanding, promise, obligation, instrument, or document, whether written or oral.

     "Copyrights" means all copyrights in both published works and unpublished works.

     "Damages" means all damages (including incidental and consequential damages), amounts paid in settlement, losses, obligations, fines, penalties, costs, expenses (including reasonable fees, disbursements and expenses of outside attorneys) in connection with any Action.

     "Disclosure Schedules" has the meaning set forth in Section 3.1.

     "Equity Interest" means (a) with respect to a corporation, any and all shares of capital stock and any Commitments with respect thereto, (b) with respect to a partnership, limited liability company, trust or similar Person, any and all units, interests or other partnership/limited liability company interests, and any Commitments with respect thereto, and (c) any other direct or indirect equity ownership or participation in a Person.

     "Encumbrance" means any Order, Security Interest, easement, covenant, community property interest, equitable interest, right of first refusal, or restriction on use, voting, transfer, receipt of income, or exercise of any other attribute of ownership.

     "Enforceable" means, with respect to a Contract, that it is the legal, valid, and binding obligation of the applicable Person enforceable against such Person in accordance with its terms, except as such enforceability may be subject to the effects of bankruptcy, insolvency, reorganization, moratorium, or other Laws relating to or affecting the rights of creditors, and general principles of equity.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

     "Excluded Assets" means all assets of the Company which are not expressly assumed under this Agreement, including the assets and Contracts set forth in Schedule 1.1(c).

     "Excluded Liabilities" means any Liability other than those expressly assumed under this Agreement.

     "Financial Statements" has the meaning set forth in Section 3.1(r).

     "Governmental Authority" means any United States (federal state or local) or any foreign government or governmental regulatory or administrative authority agency or other instrumentality thereof or any commission, court, tribunal or judicial or arbitral body.

     "Indemnification Claim" has the meaning set forth in Section 6.4.

     "Indemnitees" means, individually and as a group, the Buyer Indemnitees and the Company and TGFIN Indemnitees.

     "Indemnitor" means any Party having any Liability to any Indemnitee under this Agreement.

     "Information Effective Date" means 20 days after the Information Statement is first mailed to stockholders of TGFIN.

     "Information Statement" has the meaning set forth in Section 8.2.

     "Intellectual Property" means: (a) all Technology and inventions
(whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof; (b) all copyrightable works, all Copyrights, and all applications, registrations, and renewals in connection therewith; (c) all mask works and all applications, registrations, and renewals in connection therewith; (d) all domain names; (e) all Trade Secrets and Confidential Information relating to the Acquired Assets (including ideas, research and development, Know-How, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals); (f) all Software (including data and related documentation); (g) all other proprietary rights; and (h) all copies and tangible embodiments thereof (in whatever form or medium).

     "Know-How" means any and all technical, industrial, commercial, scientific, confidential or proprietary information, business opportunities, specifications, test results, analyses and data, inventions, methods, discoveries, improvements, processes, formulae, mixtures, compositions, delivery systems, designs, plans, engineering, technical and shop drawings, techniques, applications, ideas or concepts, whether or not reduced to practice, including, but not limited to, technology that is or could be the subject matter of a foreign or domestic patent or patent application, whether or not reduced to writing in a patent application and all goodwill associated with any of the foregoing.

     "Knowledge" means, with respect to: (a) an individual, that such individual has Knowledge of a particular fact or other matter if: (i) such individual is actually aware of such fact or other matter; or (ii) a reasonably prudent individual could be expected to discover or otherwise become aware of such fact or other matter in the course of conducting a reasonable investigation concerning the existence of such fact or other matter; and (b) a Person other than an individual, that such Person has Knowledge of a particular fact or other matter if (i) any individual who is serving, or who has at any time served, as a director, or officer of such Person (or in any similar capacity) or (ii) any employee, officer or director who is charged with or who has at any time been charged with, responsibility for a particular area of the Company's or TGFIN's operations (e.g. an employee in the environmental section with respect to knowledge of environmental matters), has, or at any time had, Knowledge of such fact or other matter.

     "Law" means any law (statutory, common, or otherwise), constitution, treaty, convention, ordinance, equitable principle, code, rule, regulation, executive order, or other similar authority enacted, adopted, promulgated, or applied by any Governmental Authority, each as amended and now in effect.

     "Liability" means any liability or obligation, whether absolute or contingent, matured or unmatured, conditional or unconditional, accrued or unaccrued, liquidated or unliquidated, or due or to become due.

     "Material and Adverse Effect" shall mean a material adverse effect resulting in more than $25,000 in aggregate Liabilities.

     "Most Recent Financial Statement" has the meaning set forth in Section 3.1(r).

     "Most Recent Fiscal Month End" has the meaning set forth in Section
3.1(r).

     "Most Recent Fiscal Year End" has the meaning set forth in Section
3.1(r).

     "Nymex" means New York Mercantile Exchange, Inc., a Delaware corporation.

     "Nymex Contract" means the Agreement for Software License, Software Development and Software Support between the Company and Nymex dated December 13, 2002.

     "Object Code" means the machine-readable form of any Software.

     "Officer's Certificate" means the Officer's Certificate in the form attached as Exhibit G(1) to be executed by a duly authorized officer of the Company and delivered by the Company to Buyer at Closing.

     "Order" means any order, ruling, decision, verdict, decree, writ, subpoena, mandate, precept, command, directive, consent, approval, award, judgment, injunction, or other similar determination or finding by, before or under any Governmental Authority, arbitrator, or mediator.

     "Ordinary Course of Business" means the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency).

     "Parties" has the meaning set forth in the preamble to this Agreement.

     "Permit" means any permit, license, certificate, approval, consent, notice, waiver, franchise, registration, filing, accreditation, or other similar authorization required by any Law, Governmental Authority, or Contract.

     "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a Governmental Authority (or any department, agency, or political subdivision thereof).

     "Purchase Price" has the meaning set forth in Section 2.2 below.

     "Purchase Price Escrow Amount" means the amount set forth in Section
2.3(a).

     "Purchase Price Escrow Agent" means the agent appointed pursuant to the Purchase Price Escrow Agreement.

     "Purchase Price Escrow Agreement" means the agreement between the Company, Buyer and the Escrow Agent, substantially in the form attached as Exhibit C, to be executed and delivered by the parties thereto and delivered at Closing.

     "Secretary's Certificate" means the Secretary's Certificate in the form attached as Exhibit G(2) to be executed by the Secretary of the Company and delivered by the Company to Buyer at Closing.

     "Security Interest" means with respect to any property or asset, any mortgage, deed of trust, pledge, hypothecation, security interest, encumbrance, easement, right of way, encroachment, claim, lien, lease (including any capitalized lease), charge or other security interest of any kind, whether voluntarily incurred or arising by operation of Law or otherwise, including any agreement to give or grant any of the foregoing, any conditional sale or other title retention agreement and the filing of, or agreement to give, any financing statement with respect to any assets or property under the Uniform Commercial Code of any state or comparable Law.

     "Software" means computer software or middleware consisting of Object Code or Source Code. If not otherwise specified in this Agreement, Software shall include both Object Code and Source Code.

     "Source Code" means the human readable form of Software and related system documentation, including all comments and any procedural code such as job control language which, when compiled or assembled, becomes the Object Code of a software program and including all logic diagrams, flow charts and developer comments and other work product that may be prepared by a developer concerning the relevant Software.

     "Superior Proposal" means any bona fide written proposal to acquire, directly or indirectly, for consideration consisting of cash and/or securities, all of the shares of TGFIN Common Stock then outstanding or all or substantially all of the Acquired Assets of the Company or TGFIN and the assumption of the Liabilities and obligations of the Company to be followed by a pro rata distribution of the sale proceeds to stockholders of the Company, that: (i) provides holders of TGFIN Common Stock with per share consideration that the Independent Committee determines in good faith, after receipt of advice of its financial advisor, is more favorable from a financial point of view than the consideration to be received by holders of TGFIN Common Stock in the Transaction; (ii) is determined by the TGFIN Board of Directors in its good faith judgment, after receipt of advice of its advisors and outside legal counsel, to be likely of being completed (taking into account all legal, financial, regulatory and other aspects of the proposal, the Person making the proposal and the expected timing to complete the proposal); (iii) does not, in the definitive agreement, contain any "due diligence" conditions; and (iv) has not been obtained by or on behalf of the Company in violation of this Agreement.

     "Tangible Assets" means all tangible personal property set forth in
Schedule 3.1(u).

     "Tax" means any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code Section
59A), customs, ad valorem, duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, gains, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not, including, without limitation, any tax imposed under Treasury Regulations Section 1.1502-6, or any similar provision of state, local or foreign law or any liability for Taxes as a transferee or successor, by contract or otherwise.

     "Tax Return" means any return, declaration, election, estimate, notice, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

     "Technology" means any form of knowledge, discoveries, developments, devices or inventions, whether or not capable of expression in a tangible medium, and including, without limitation, all algorithms, concepts, data, designs, documentation, Know-How, methods, techniques, Object Code, Source Code, procedures, programs, graphics, text, websites, computer hardware, multimedia files, tools, skills, architecture, flow charts, flow diagrams, electronic data interfaces, database structures, forms, engines, and mask works.

     "TGFIN/X Business" means the business of the Company with respect to trading systems software development and support services for facility-based trading of energy and metals derivatives.

     "Threatened" means a demand or statement has been made (orally or in writing) or a notice has been given (orally or in writing).

     "Trade Secrets" means any information, including, but not limited to, technical or nontechnical data, formulae, patterns, compilations, Software, devices, methods, techniques, drawings, processes, financial data, financial plans, product plans, or lists of actual or potential customers or suppliers that: (a) have economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from their disclosure or use; and (b) are the subject of efforts that are reasonable under the circumstances to maintain their secrecy.

     "Transaction Documents" means this Agreement, the Assignment Agreement, the Assumption Agreement, the Purchase Price Escrow Agreement, the Agreement Not To Compete and the Agreements to be Executed by Developers.

     "Transactions" means the transactions contemplated by the Transaction Documents.

     1.2. Other Definitional Provisions. The word "including" and similar words when used in this Agreement shall mean "including, without limitation" unless otherwise specified.

                         ARTICLE 2.
               PURCHASE AND SALE OF ACQUIRED ASSETS

     2.1. Purchase and Sale of Assets. On and subject to the terms and conditions of this Agreement, the Buyer agrees to purchase from the Company, and the Company agrees to sell, transfer, convey, and deliver to the Buyer, all of the Acquired Assets at the Closing for the consideration specified below.

     2.2. Purchase Price. For and in consideration of the conveyances and assignments described herein and in addition to the assumption of Liabilities as set forth in Section 2.4, Buyer agrees to pay to the Company, and the Company agrees to accept, a total purchase price (the "Purchase Price") equal to three million dollars ($3,000,000) subject to the terms of this Agreement. The Purchase Price shall be payable as described in Section 2.3. Buyer and the Company and TGFIN agree to allocate the Purchase Price in accordance with Code Section 1060 and shall agree on the contents of the Form 8594 to be filed by Buyer, the Company and TGFIN in connection with the Transaction contemplated by this Agreement. For all Tax purposes, Buyer, the Company and TGFIN agree to report the Transaction contemplated in this Agreement in a manner consistent with the terms of this Agreement, and neither of them will take any position inconsistent therewith in any Tax Return, in any refund claim, Tax related proceeding or otherwise.

     2.3. Payment of Purchase Price. The Purchase Price shall be payable to the Company at the Closing as follows:

          (a) Buyer shall deliver the amount of one hundred thousand dollars ($100,000) (the "Purchase Price Escrow Amount") to the Purchase Price Escrow Agent by wire transfer of immediately available funds to an account identified in writing by the Purchase Price Escrow Agent to Buyer not less than three Business Days prior to the Closing Date, said amount to be held by the Purchase Price Escrow Agent for a period of one
     (1) year after the Closing Date in accordance with the terms and conditions of the Purchase Price Escrow Agreement.

          (b) The balance of the Purchase Price in the amount of two million nine hundred thousand dollars ($2,900,000), shall be delivered by Buyer by wire transfer of immediately available funds to an account which will be identified by the Company to Buyer not less than three Business Days prior to the Closing Date.

     2.4. Assumption of Liabilities. At the Closing, Buyer shall assume only the Liabilities and obligations of the Company with respect to the Acquired Assets arising from and accruing exclusively with respect to the period after the Closing Date. Without limiting the generality of the foregoing, Buyer shall not assume, and the Company shall continue to bear sole responsibility for, any and all actions, causes of actions and claims to recover under any one or more of Sections 544 through 550 and 553 of the United States Bankruptcy Code or under any corresponding provision of state law.

     2.5. The Closing. The closing of the Transactions (the "Closing") shall take place at the offices of Buyer on the second Business Day following the satisfaction or waiver of all conditions set forth in Article 5, but in any event prior to March 31, 2003, unless another time, date or place is mutually agreed upon in writing by the Company and Buyer. The date of the Closing is referred to as the "Closing Date".

     2.6. Deliveries at the Closing. At the Closing, (i) the Company will deliver to the Buyer the various certificates, instruments, and documents referred to in Section 5.2 below; (ii) the Buyer will deliver to the Company the various certificates, instruments, and documents referred to in Section
5.1 below; (iii) the Company will execute and deliver to the Buyer the following documents, the form of which the parties agree to negotiate in good faith, including the Assignment Agreement, the Purchase Price Escrow Agreement, the Agreement Not To Compete (executed by TGFIN and the Company), and will deliver to Buyer executed copies of the Company and TGFIN's Counsel's Opinion, the Agreements to be Executed by Developers, the Officer's Certificate and the Secretary's Certificate and such other instruments of sale, transfer, conveyance, and assignment as the Buyer and its counsel reasonably request; (iv) the Buyer will execute and deliver to the Company the following documents, the form of which the parties agree to negotiate in good faith, including the Assumption Agreement and the Purchase Price Escrow Agreement (executed by the Escrow Agent and Buyer) and such other instruments of assumption as the Company and its counsel reasonably request; and (v) the Buyer will deliver to the Company the consideration specified in Section 2.3(b) above.

                         ARTICLE 3.
                  REPRESENTATIONS AND WARRANTIES

     3.1. Representations and Warranties of the Company and TGFIN. The Company and TGFIN represent and warrant to Buyer that the statements contained in this Section 3.1 are correct and complete as of the date of this Agreement, except as set forth in the disclosure schedules to this Agreement ("Disclosure Schedules").

          (a) Status of the Company. The Company is a corporation duly created, formed or organized, validly existing, and in good standing under the Laws of the jurisdiction of its creation, formation, or organization. There is no pending or, to the Company and TGFIN's Knowledge, Threatened, Action for the dissolution, liquidation, insolvency, or reorganization of the Company.

          (b) Power and Authority; Enforceability. The Company has full corporate and other power and authority to execute and deliver each Transaction Document, to perform its obligations thereunder and to consummate the Transactions. TGFIN has full corporate power and other authority to execute and deliver each Transaction Document to which it is a party, perform its obligations thereunder and consummate the Transactions. The execution, delivery and performance of this Agreement and of the other Transaction Documents, and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action of the respective boards of directors of the Company and TGFIN and by any other necessary corporate or shareholder actions of the Company and TGFIN (none of which actions has been modified or rescinded and all of which actions are in full force and effect); provided that as to TGFIN, such action will not be effective until the Information Effective Date. This Agreement constitutes, and upon execution and delivery each other Transaction Document will constitute, a valid and binding agreement and obligation of the Company and TGFIN, enforceable in accordance with its respective terms. Except as specified in Schedule 3.1(b), the execution, delivery and performance by the Company and TGFIN of this Agreement and of the other Transaction Documents will not require the Consent, approval or authorization of any Person or Governmental Authority.

          (c) No Violation. The execution and the delivery of the Transaction Documents by the Company and, where applicable, TGFIN, and the performance and consummation of the Transactions by the Company and, where applicable, TGFIN will not: (i) Breach any Law or Order to which the Company or TGFIN is subject or any provision of their respective organizational documents; (ii) Breach any Contract, Order, or Permit to which the Company or TGFIN is a party or by which the Company or TGFIN is bound or to which any of such Acquired Assets is subject; or (iii) require any Consent; except for the mailing of the Information Statement and the consummation of the Transactions cannot occur until the Information Effective Date, except where such Breach or failure to obtain such Consent will not have a Material Adverse Effect on the Acquired Assets, the Company or the business of the Company as currently conducted and will not prevent or delay the consummation of the Transactions or restrict the use by Buyer of the Acquired Assets as contemplated thereby. To its Knowledge, the Company has not Breached any Contract by which any of the Acquired Assets are subject except where such Breach of Contract will not have a Material Adverse Effect on the Acquired Assets, the Company or the business of the Company as currently conducted and will not prevent or delay the consummation of the Transactions or restrict the use by Buyer of the Acquired Assets as contemplated thereby.

          (d) Brokers' Fees. Neither the Company nor TGFIN has any Liability to pay any compensation to any broker, finder, or agent with respect to the Transactions for which Buyer could become directly or indirectly Liable.

          (e) Shares; Shareholder Information. The Company's authorized capital stock consists of one thousand (1,000) shares of common stock, .002 par value per share ("Company Common Stock"), of which one thousand (1,000) shares are issued and outstanding. TGFIN owns (beneficially and of record) all shares of Company Common Stock.

          (f) Title to Acquired Assets. Except as set forth in Schedule 3.1(f), the Company has good, marketable, and indefeasible title to, or a valid leasehold interest in the Acquired Assets, free and clear of all Encumbrances and restrictions on transfer or assignment.

          (g) Sufficiency of Acquired Assets. The Acquired Assets include all assets necessary for or used in the operation of the TGFIN/X Business of the Company.

          (h) Solvency. The Company is not rendered insolvent by the execution and performance of this Agreement. In addition, after execution and delivery of this Agreement, the Company will be able to pay its debts as they become due, the Company's property does not and will not constitute unreasonably small capital and will not have insufficient capital with which to conduct its present or proposed business and, taking into account pending and Threatened Actions, final judgments against the Company are not reasonably anticipated to be rendered at a time when, or in amounts such that, the Company will be unable to satisfy any such judgments promptly in accordance with their terms (taking into account the maximum probable amount of such judgments in any such actions and the earliest reasonable time at which such judgments might be rendered). The cash available to the Company, after taking into account all other anticipated uses of its cash, will be sufficient to pay all such known or reasonably anticipated Orders promptly in accordance with their terms. As used in this Section, "insolvent" means that the present fair saleable value of the Company's assets does not and will not exceed its debts and other Liabilities to the Knowledge of the Company and TGFIN.

          (i) Litigation. Neither the Company, TGFIN nor any shareholders, directors or employees of either the Company or TGFIN are subject to any outstanding Order related to the Acquired Assets and none of the Acquired Assets are subject to any outstanding Order. Neither the Company nor TGFIN nor any shareholders, directors or employees is a party to any Action with respect to the Acquired Assets and, to the Company and TGFIN's Knowledge, no Action is Threatened with respect to the Acquired Assets.

          (j)  Benefit Plans.

               (i) Except as set forth on Schedule 3.1(j)(i), the Company does not maintain (or ever has maintained), contribute to (or ever has contributed to), or ever has had any obligation to contribute to, any employee benefit plan (as defined in Section 3(3) of ERISA), fringe benefit plan or other bonus, incentive-compensation, deferred-compensation, stock-option, stock-appreciation-right, stock-bonus, severance, retirement, pension, health, insurance, or other similar plan, policy, program, agreement or arrangement of any nature, whether formal or informal, written or unwritten.

               (ii) Prior to the Closing Date the requirements of COBRA and New York State law (with regard to conversion and continuation of benefits, including, but not limited to Section 3221 of New York State Insurance Law) have been met with respect to each such employee benefit plan of the Company which is an employee welfare benefit plan (as defined in Section 3(1) of ERISA).

               (iii) The Company has provided the Buyer with a complete list, as set forth on Schedule 3.1(j)(iii), of all former employees of the Company who are currently receiving, or eligible to receive, any benefits under COBRA or New York State law (with regard to conversion and continuation of benefits, including, but not limited to Section 3221 of New York State Insurance Law).

               (iv) The Company does not maintain (or ever has maintained), contribute to (or ever has contributed to), or ever has been required to contribute to any employee welfare benefit plan (as defined in Section 3(1) of ERISA), policy, program, agreement or arrangement of any nature, whether formal or informal, written or unwritten, providing medical, health, or life insurance or other welfare type benefits for current or future retired or terminated employees, their spouses, or their dependents (other than in accordance with Code Section 4980B).

               (v) The Company does not contribute to, ever has contributed to, or ever has been required to contribute to any multiemployer plan (as that term is defined in Section 3(37) of ERISA) or has any liability (including withdrawal liability as defined in ERISA Section 4201) under any multiemployer plan (as that term is defined in Section 3(37) of ERISA)

               (vi) The Company shall, with respect to employees or former employees, as appropriate, listed on Schedules 3.1(j)(iii), 3.1(k)(i) and 3.1(k)(ii), be responsible after the Closing Date for welfare benefits or claims (whether submitted before or after the Closing Date), which will, by reason of events which took place prior to the Closing Date, become payable on or after the Closing Date, under any life insurance policy, accidental death and dismemberment policy or health program (including medical and dental benefits). In the case of health benefits, the event referred to in the immediately preceding sentence is the provision of the service for which the reimbursement or payment is sought by the Employee.

               (vii) The Company shall, with respect to former employees of the Company listed on Schedule 3.1(j)(iii), be responsible after the Closing Date for Liabilities and obligations arising under COBRA or New York State law (with regard to conversion and continuation of benefits, including, but not limited to Section
          3221 of New York State Insurance Law) with respect to any employee or "qualified beneficiary" who has had a "qualifying event"
          (within the meaning of COBRA) or is otherwise subject to a termination of group coverage (within the meaning of New York
          State law, including, but not limited to, Section 3221 of New York State Insurance Law) on or before the Closing Date, and has previously elected to (or is eligible to elect to) receive COBRA coverage, or any other continuation of benefits coverage or conversion privilege (within the meaning of New York State law, including, but not limited to, Section 3221 of New York State Insurance Law) as of the Closing Date. The Company shall provide the Buyer with documentation sufficient to establish its compliance with the provisions of COBRA or New York State law
          (with regard to conversion and continuation of benefits, including, but not limited to Section 3221 of New York State Insurance Law).

          (k)  Employees.

               (i) As of the date of this Agreement, the Company has no employees other than as set forth on Schedule 3.1(k)(i).

               (ii) Schedule 3.1(k)(ii) sets forth each employee Buyer has advised the Company it intends to offer employment or a consulting arrangement as of the Closing Date.

               (iii)     Intentionally Omitted.

               (iv) To the Knowledge of the Company, no executive, key employee, or group of employees has any plans to terminate employment with the Company. The Company is not a party to or bound by any collective bargaining agreement, nor has either of them experienced any strikes, grievances, claims of unfair labor practices, or other collective bargaining disputes. The Company has not committed any unfair labor practice. The Company has no Knowledge of any organizational effort presently being made or threatened by or on behalf of any labor union with respect to employees of the Company.

          (l) No Subsidiaries. The Company does not own an Equity Interest in any Person.

          (m) Legal Compliance. The Company, its predecessors and each of its employees have, to the Knowledge of the Company and TGFIN, complied with all Laws applicable to the Acquired Assets, and no Action is pending or Threatened against the Company alleging any failure to so comply.

          (n) Tax Matters. The Company has timely filed all Tax Returns required to be filed, and has paid in full all Taxes (regardless of whether disclosed on a Tax Return), which have become due. All such Tax Returns are true, correct and complete, and the Company is not required to pay any other Taxes except as shown on such Tax Returns. The amount established as a liability for income and other Taxes in the Financial Statements is sufficient for all accrued and unpaid Taxes of the Company, whether or not disputed, during or applicable to the periods ended on the date of such Financial Statements and all years and periods prior thereto for which the Company may be liable, and the Company will continue to make adequate provision for such Taxes on the Company's books and records prior to the Closing Date. The Federal income tax returns of the Company has not been examined by the Internal Revenue Service. The Company is not a party to any pending action or proceeding, and there is no action or proceeding threatened by any Governmental Authority against the Company, for assessment or collection of Taxes; and no unresolved claim for assessment or collection of Taxes has been asserted against the Company. The Company shall pay all Tax assessments or other Tax Liabilities when due with respect to the ownership, business or operations of the Acquired Assets prior to the Closing Date. There are no outstanding agreements or waivers extending the statutory period of limitations applicable to any Tax Return of the Company for any period. The Company has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid and owing to any employee, independent contractor, creditor, stockholder, or other third party. There are no liens on any of the Acquired Assets that arose in connection with any failure (or alleged failure) to pay any Tax.

          (o)  Real Property.  The Company does not own any real property.
     Schedule 3.1(o) lists and describes briefly all real property leased or subleased by the Company and the Company has delivered to Buyer correct and complete copies of the leases and subleases listed therein.

          (p)  Intellectual Property.

               (i) Schedule 3(p)(i)(A) contains a complete and accurate list of all Intellectual Property: (A) which forms part of the Acquired Assets; and (B) includes all Intellectual Property currently licensed or otherwise provided to Buyer pursuant to the Nymex Contract as of the date of this Agreement and required for Buyer to continue to use such Intellectual Property after the consummation of the Transactions. Schedule 3.1(p)(i)(B) lists all originators, developers or programmers, contractors or agents, who have written any portion of or otherwise contributed to the development of any Intellectual Property constituting part of the Acquired Assets (collectively, the "Developers"), each of whom have executed, or will execute prior to Closing, Agreements to be Executed by Developers, Confidential Information, Invention Assignment and Non-Competition Agreements in the form attached hereto as Exhibit F (executed copies of which have been supplied to Buyer), and none of whom have retained any right, title or interest in and to such Intellectual Property. Schedule 3.1(p)(i)(C) contains a complete and accurate list of all Intellectual Property that is proprietary to any third Person and that constitutes part of the Acquired Assets (the "Preexisting IP"). Schedule 3.1(p)(i)(D) contains a complete and accurate list of all such Preexisting IP that has been incorporated into any Intellectual Property that constitutes part of the Acquired Assets and indicates what ownership interest, if any, any third Person proprietor of such Preexisting IP has in and to such Intellectual Property. The Acquired Assets include the right by Buyer to use the Preexisting IP as currently utilized by Buyer pursuant to the Nymex Contract after the consummation of the Transactions, and to sublicense to others the right to use, any such Preexisting IP as incorporated into Intellectual Property constituting part of the Acquired Assets.

               (ii) With respect to each Trade Secret or element of Know-How constituting part of the Acquired Assets, if the documentation relating to such Trade Secret or element of Know-How is not current, accurate, or sufficient in detail and content to identify it or explain it or to allow its full use without reliance on the knowledge or memory of any individual, Company has taken all necessary steps to update, correct, or supplement the documentation to allow such full use, including making available, at Company's expense, any individuals or documents necessary for such purpose. With respect to each Trade Secret or element of Know-How constituting part of the Acquired Assets, the Company has taken reasonable precautions to protect the secrecy of such Trade Secret or Know-How, and its confidentiality and value. No such Trade Secret or element of Know-How is part of the public knowledge or literature, or has been used, divulged, or appropriated either for the benefit of any third Person or to the Company's detriment. No such Trade Secret or Know-How is subject to any adverse claim nor has any adverse claim been Threatened with respect to any such Trade Secret or Know-How.

               (iii) The Acquired Assets include the right to use pursuant to a valid Assumed Contract all Intellectual Property proprietary to any third Person that is necessary for the operation and use of the Acquired Assets as currently utilized by Buyer pursuant to the Nymex Contract after the consummation of the Transactions. Each item of Intellectual Property constituting part of the Acquired Assets will be owned or available for use by Buyer on terms and conditions identical to those applicable to the Company (excluding terms and conditions that vary with the number of users of the relevant item and similar variances) immediately subsequent to the date hereof. The Company has taken all reasonably prudent action necessary to maintain and protect each item of Intellectual
          Property constituting part of the Acquired Assets.

               (iv) The Company has delivered to Buyer correct and complete copies of all written documentation evidencing ownership of each item of Intellectual Property constituting part of the Acquired Assets.

               (v) With respect to each item of Intellectual Property constituting part of the Acquired Assets:

                    (A) pursuant to the Transaction Documents Buyer is acquiring all right, title, and interest in and to the item, free and clear of any Encumbrance;

                    (B)  the item is not subject to any outstanding Order;

                    (C) no Action is pending or, to the Company's Knowledge, Threatened which challenges the Enforceability, use, or ownership of the item;

                    (D) neither the Company nor any predecessor in interest has ever agreed to indemnify any Person for or against any interference, infringement, misappropriation, or other conflict with respect to the item.

               (vi) The Company's use of the Acquired Assets has not interfered with, infringed upon, misappropriated, or otherwise come into conflict with any other Person's rights in and to any Intellectual Property. The Company has never received any notice alleging that its use of the Assets infringed, misappropriated, or violated any other Person's rights in and to any Intellectual Property (for example, any claim that the Company or TGFIN must license or refrain from using any other Person's Intellectual Property). After the date hereof, neither the Company nor TGFIN will have any right, title or interest in or to any Intellectual Property that interferes or would be likely to interfere with Buyer's use of any of the Intellectual Property constituting part of the Acquired Assets and Buyer will not interfere with, infringe upon, misappropriate, or otherwise come into conflict with, any Intellectual Property rights of the Company or TGFIN after the date hereof as a result of the use of the Acquired Assets. To the Company or TGFIN's Knowledge, no other Person has interfered with, infringed upon, misappropriated, or otherwise come into conflict with the Company's right in and to any Intellectual Property constituting part of the Acquired Assets.

               (vii) The Company has no Knowledge of any new products, inventions, procedures, or methods of manufacturing or processing that any competitors or other Person have developed which reasonably could be expected to supersede or make obsolete any Intellectual Property constituting part of the Acquired Assets.

          (q) Assumed Contracts. Schedule 1.1(b) lists all Assumed Contracts and with respect to each such Assumed Contract:

               (i) to the Knowledge of the Company and TGFIN, the Assumed Contracts are Enforceable;

               (ii) to the Knowledge of the Company and TGFIN, the Assumed Contracts will continue to be Enforceable on identical terms (other than with respect to terms that vary with the number of users or similar variances) following the execution and delivery of this Agreement (except that certain Assumed Contracts contain express limits on assignability, which Assumed Contracts are specifically identified on Schedule 3.1(q)(ii));

               (iii) no party is in Breach, and no event has occurred which, with notice or lapse of time, would constitute a Breach under an Assumed Contract; no party to the Assumed Contracts has repudiated, revoked, cancelled or limited any provision of the Assumed Contracts;

               (iv) the Company has provided to Buyer a correct and complete copy of each Assumed Contract (and all modifications and amendments thereto) prior to the execution of this Agreement; and

               (v) the Assumed Contracts are all of the contracts, agreements, leases, Commitments, arrangements and understandings (both written and oral) relating to the Acquired Assets or the TGFIN/X Business.

          (r) Financial Statements. Attached hereto as Schedule 3.1(r) are the following financial statements (collectively the "Financial Statements"): (i) audited consolidated and unaudited consolidating balance sheets and statements of income, changes in stockholders' equity, and cash flow as of and for the fiscal years ended December 31, 2000, and December 31, 2001 (the "Most Recent Fiscal Year End") for TGFIN and the Company; and (ii) unaudited consolidated balance sheets and statements of income, changes in stockholders' equity, and cash flow (the "Most Recent Financial Statements") as of and for the nine months ended September 30, 2002 (the "Most Recent Fiscal Month End") for TGFIN and the Company. The Financial Statements (including the notes thereto) have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby, present fairly the financial condition of TGFIN and the Company as of such dates and the results of operations of TGFIN and the Company for such periods, are correct and complete, and are consistent with the books and records of TGFIN and the Company (which books and records are correct and complete in all material respects); provided, however, that the Most Recent Financial Statements are subject to normal year-end adjustments (which will not be material individually or in the aggregate) and lack footnotes and other presentation items.

          (s) Events Subsequent to Most Recent Fiscal Year End. Since the Most Recent Fiscal Year End, there has not been any material adverse change in the business, financial condition, operations, results of operations, or future prospects of any of the Company. Without limiting the generality of the foregoing, since that date (except as provided in Schedule 3.1(s)):

               (i) the Company has not sold, leased, transferred, or assigned any of its assets, tangible or intangible, other than for a fair consideration in the Ordinary Course of Business;

               (ii) the Company has not entered into any agreement, contract, lease, or license (or series of related agreements, contracts, leases, and licenses) either involving more than $25,000 or outside the Ordinary Course of Business;

               (iii) no party (including the Company) has accelerated, terminated, modified, or cancelled any agreement, contract, lease, or license (or series of related agreements, contracts, leases, and licenses) involving more than $25,000 to which the Company is a party or is bound;

               (iv) no Security Interest has been placed upon any of the Company's assets, tangible or intangible;

               (v) the Company has not made any capital expenditure (or series of related capital expenditures) either involving more than $25,000 or outside the Ordinary Course of Business;

               (vi) the Company has not made any capital investment in, any loan to, or any acquisition of the securities or assets of, any other Person (or series of related capital investments, loans, and acquisitions) either involving more than $10,000 or outside the Ordinary Course of Business;

               (vii) the Company has not issued any note, bond, or other debt security or created, incurred, assumed, or guaranteed any indebtedness for borrowed money or capitalized lease obligation either involving more than $10,000 singly or $15,000 in the aggregate;

               (viii) the Company has not delayed or postponed the payment of accounts payable and other Liabilities outside the Ordinary Course of Business;

               (ix) the Company has not cancelled, compromised, waived, or released any right or claim (or series of related rights and claims) either involving more than $10,000 or outside the Ordinary Course of Business;

               (x) the Company has not granted any exclusive license or sublicense of any rights under or with respect to any Intellectual Property;

               (xi) there has been no change made or authorized in the charter or bylaws of the Company;

               (xii) the Company has not issued, sold, or otherwise disposed of any of its capital stock, or granted any options, warrants, or other rights to purchase or obtain (including upon conversion, exchange, or exercise) any of its capital stock;

               (xiii) the Company has not declared, set aside, or paid any dividend or made any distribution with respect to its capital stock (whether in cash or in kind) or redeemed, purchased, or otherwise acquired any of its capital stock;

               (xiv) the Company has not experienced any damage, destruction, or loss (whether or not covered by insurance) to its property;

               (xv) the Company has not made any loan to, or entered into any other transaction with, any of its directors, officers, and employees outside the Ordinary Course of Business;

               (xvi) the Company has not entered into any employment contract or collective bargaining agreement, written or oral, or modified the terms of any existing such contract or agreement outside the Ordinary Course of Business;

               (xvii) the Company has not granted any increase in the base compensation of any of its directors, officers, and employees outside the Ordinary Course of Business;

               (xviii)   there has not been any other material
          occurrence, event, incident, action, failure to act, or transaction outside the Ordinary Course of Business involving the Company; and

               (xix) the Company has not committed to any of the foregoing.

          (t) Undisclosed Liabilities. The Company has no Liability (and there is no basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against any of them giving rise to any Liability), except for: (i) Liabilities set forth on the face of the Most Recent Balance Sheet (rather than in any notes thereto); and (ii) Liabilities which have arisen after the Most Recent Fiscal Month End in the Ordinary Course of Business (none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of contract, breach of warranty, tort, infringement, or violation of law).

          (u) Tangible Assets. Schedule 3.1(u) sets forth a list of all of the tangible personal property of the Company to be acquired by Buyer pursuant to this Agreement. Each such Tangible Asset is free from defects (patent and latent), has been maintained in accordance with normal industry practice, is in good operating condition and repair (subject to normal wear and tear), and is suitable for the purposes for which it presently is used and presently is proposed to be used.

          (v)  Intentionally Omitted.

          (w) Powers of Attorney. There are no outstanding powers of attorney executed on behalf of the Company.

          (x) Accuracy of Information Furnished; Reliance on Representations and Warranties. No representation, statement, or information contained in this Agreement (including the Exhibits hereto), or any Contract or document executed in connection herewith or delivered pursuant hereto or thereto or made available or furnished to Buyer or its representatives by the Company contains or will contain any untrue statement of a material fact or omits or will omit any material fact necessary to make the information contained therein not misleading. The Company has provided Buyer with correct and complete copies of all documents listed or described in the Exhibits and Schedules hereto.

     3.2. Representations and Warranties of Buyer. Buyer represents and warrants to the Company that the statements contained in this Section 3.2 are correct and complete as of the date of this Agreement.

          (a) Status of Buyer. Buyer is a limited liability company duly organized, validly existing and in good standing under the Laws of the state of Delaware. There is no pending or, to Buyer's Knowledge, Threatened, Action for the dissolution, liquidation, insolvency, or rehabilitation of Buyer.

          (b) Power and Authority; Enforceability. Buyer has full corporate and other power and authority to execute and deliver each Transaction Document to which it is party, to perform its obligations thereunder and consummate the Transactions. The execution, delivery and performance of this Agreement and of the other Transaction Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action of Buyer by any other necessary corporate or member action (none of which actions has been modified or rescinded and all of which actions are in full force and effect). This Agreement constitutes, and upon execution and delivery each other Transaction Document will constitute, a valid and binding agreement and obligation of Buyer, enforceable in accordance with its respective terms.

          (c) No Violation. The execution and delivery of the Transaction Documents to which Buyer is a party by Buyer and the performance and consummation of the Transactions by Buyer will not: (i) Breach any Law or Order to which Buyer is subject or any provision of its organizational documents; (ii) Breach any Contract, Order, or Permit to which Buyer is a party or by which it is bound or to which any of its Acquired Assets is subject; or (iii) require any Consent.

          (d) Brokers' Fees. Buyer has no Liability to pay any compensation to any broker, finder, or agent with respect to the Transactions for which either the Company or TGFIN could become Liable.

                            ARTICLE 4.
                            COVENANTS

     4.1. The Company and TGFIN Pre-Closing Covenants. The Company and TGFIN agree that, except as otherwise agreed in writing by Buyer, between the execution of this Agreement and the Closing:

          (a) General. The Company and TGFIN will use reasonable best efforts to take all action and to do all things necessary, proper, or advisable in order to consummate and make effective the Transactions (including satisfaction, but not waiver, of the closing conditions set forth in Article 5 below).

          (b) Notices and Consents. The Company and TGFIN will give any notices to third parties, and the Company and TGFIN will use reasonable best efforts to obtain any necessary Consents to effect the Transactions.

          (c) Operation of Business. The Company will not engage in any practice, take any action, or enter into any transaction outside the Ordinary Course of Business.

          (d) Preservation of Acquired Assets. Unless otherwise agreed by Buyer, the Company will keep the Acquired Assets and its business substantially intact, including its present operations, physical facilities, working conditions, and relationships with lessors, licensors, suppliers, customers, and employees.

          (e) Full Access. The Company will permit representatives of the Buyer to have full access at all reasonable times, and in a manner so as not to interfere with the normal business operations of the Company to all premises, properties, personnel, books, records (including Tax records), contracts, and documents of or pertaining to the Company.

          (f) Notice of Developments. The Company and TGFIN will give prompt written notice to Buyer of any material adverse development causing a breach of any of its own representations and warranties in this Agreement. No disclosure by the Company or TGFIN pursuant to this
     Section 4.1.(f), however, shall be deemed to amend or supplement any disclosure schedules hereto or to prevent or cure any material misrepresentation, breach of warranty, or breach of covenant.

          (g) Bulk Sales. Take all necessary action to provide for the payment of any applicable state sales, transfer or use taxes and to comply with all applicable bulk transfer and similar laws in connection with the Transactions.

          (h) Hiring. The Company shall (i) not hire any Person; (ii) not increase or otherwise change the rate or nature of the compensation (including wages, salaries and bonuses) that is paid or payable to any Person employed by the Company, except in the Ordinary Course of Business consistent with past practices, but in no event may any such increase exceed 4% of the base salary of any such Person paid during the year ended December 31, 2002; (iii) not enter into or renew any employment or consulting agreement or other contract or arrangement with respect to the performance of personal services for the Company or (iv) agree or commit to do any of the foregoing;

          (i) New Contracts. Except with Buyer's prior written consent, such consent not to be unreasonably withheld or delayed, the Company shall not enter into, change, amend, terminate or otherwise modify or agree or commit to change, amend, terminate or modify any Contract relating to any Acquired Assets in any material respect except for those Contracts that terminate or expire prior to the Closing Date by their own terms.

          (j) Approval of Transaction. TGFIN as sole shareholder of the Company, shall duly authorize and vote its shares to approve the Transaction.

          (k) Accounts Receivable. The Company shall not, without the prior consent of Buyer, waive or modify any Accounts Receivable set forth on
     Schedule 1.1(a).

          (l) Compliance with Laws. The Company and TGFIN will fully comply with all Laws, including Federal and State securities laws.

     4.2. Further Covenants. The Company, TGFIN and Buyer further agree as follows with respect to the period following the date hereof:

          (a) General. In case at any time after the date hereof any further action is necessary (in Buyer's reasonable good faith opinion) to carry out the purposes of this Agreement, each Party will take such further action (including the execution and delivery of such further instruments and documents) as any other Party may reasonably request, all at the requesting Party's sole cost and expense (unless the requesting Party is entitled to indemnification therefor under Article 6). The Company acknowledges and agrees that after the Closing Buyer will be entitled to possession of all documents, books, records, agreements, and financial data of any sort relating to the Acquired Assets.

          (b) Confidentiality. The Buyer will treat and hold as such all of the Confidential Information, refrain from using any of the Confidential Information except in connection with this Agreement, and deliver promptly to Company or TGFIN or destroy, at the request and option of Company or TGFIN, all tangible embodiments (and all copies) of the Confidential Information which are in the possession of the Buyer. If the Buyer is requested or required (by oral question or request for information or documents in any Action) to disclose any Confidential Information, that the Buyer will notify Company or TGFIN promptly of the request or requirement so that Company or TGFIN may seek an appropriate protective Order or waive compliance with this Section. If, in the absence of a protective Order or the receipt of a waiver hereunder, the Buyer is, on the written advice of counsel, compelled to disclose any Confidential Information to any Governmental Authority, arbitrator, or mediator or else stand Liable for contempt, the Buyer, as applicable may disclose the Confidential Information to the Governmental Authority, arbitrator, or mediator; provided, however; that the Buyer so disclosing will use its best efforts to obtain, at the reasonable request of Company or TGFIN and at Company's or TGFIN's expense, an Order or other assurance that confidential treatment will be accorded to such portion of the Confidential Information required to be disclosed as Company or TGFIN will designate.

          (c) Intellectual Property Matters. If Buyer shall desire to file any document, whether related to a patent, Copyright or other similar application necessary or desirable to perfect the title in and to any Acquired Assets, the Company will, at any time upon request, execute and deliver any and all papers, make all rightful oaths and do all lawful acts requisite for the filing of such patent, Copyrights or other similar application, including divisions, continuations, reexaminations, and reissues thereof, without further compensation, but at Buyer's expense. The Company will, at any time upon request, communicate to Buyer all facts relating to the Acquired Assets, including any patents, Copyrights or the file history thereof, as may be known to the Company, and testify as to the same in any interference or other litigation when requested so to do, without further compensation but at Buyer's expense.

          (d) Taxes. The Company and TGFIN shall be liable for and shall hold Buyer harmless against any applicable real property transfer or gains, sales, use, transfer, value added, stock transfer, and stamp taxes, any transfer, recording, registration, and other fees, and any similar Taxes which become payable in connection with the Transaction contemplated by this Agreement. The Company and TGFIN, after review and consent by Buyer, shall file such applications and documents as shall permit any such Tax to be assessed and paid on or prior to the Closing Date in accordance with any pre-sale filing procedure. Buyer shall execute and deliver all instruments and certificates necessary to enable the Company and TGFIN to comply with the foregoing. Buyer agrees to file, and Company and TGFIN agree to cooperate in filing, any applicable notices or other documents necessary to comply timely with the provisions of Section 1141(c) of the New York State Tax Law and the regulations issued thereunder, including, but not limited to, any applicable provisions relating to notification of the New York State Tax Commission prior to a bulk sale of business assets.

          (e) Competing Transactions. Nothing contained in this Agreement shall prohibit the Company from, prior to the Information Effective
     Date: (a) furnishing information to, or entering into discussions or negotiations with, any person that makes an unsolicited written, bona fide proposal to the Company with respect to a Competing Transaction which could reasonably be expected to result in a Superior Proposal, if:
     (i) the failure to take such action would be inconsistent with the Board's fiduciary duties to the Company's stockholders under applicable law; and (ii) prior to furnishing such information to, or entering into discussions or negotiations with, such person, the Company (x) provides reasonable notice to Buyer to the effect that it is furnishing information to, or entering into discussions or negotiations with, such person and (y) receives from such person a fully executed confidentiality agreement; (b) complying with Rule 14d-9 or Rule 14e-2 promulgated under the Securities Exchange Act of 1934 with regard to a tender or exchange offer; or (c) failing to make or withdrawing or modifying its approval or recommending an unsolicited, bona fide proposal with respect to a Competing Transaction which could reasonably be expected to result in a Superior Proposal, following the receipt of such a proposal, if the failure to take such action would be inconsistent with the Board's fiduciary duties to the Company's stockholders under applicable law.

          (f) No Action. The Company and TGFIN will not bring any Action claiming any use by Buyer of the Acquired Assets as contemplated by the Transactions infringes or violates any of the Intellectual Property comprised within the Excluded Assets.

                         ARTICLE 5.
                      CONDITIONS TO CLOSING

     5.1. Conditions to Obligations of Buyer. The obligations of Buyer to consummate the Transactions are subject to the satisfaction or fulfillment at or prior to Closing of the following conditions, any of which may be waived in whole or in part by Buyer in writing: (i) all representations and warranties of the Company contained in this Agreement being true and correct in all material respects at and as of the Closing; (ii) the Company performing and complying in all material respects with all the covenants, obligations and agreements required by this Agreement to be performed or complied with at or prior to the Closing, except that representations and warranties that are confined to a specific date shall speak only as of such date; (iii) receipt of any requisite approvals from any applicable Governmental Authority (or written waiver thereof), and there being no Law or injunction making illegal or otherwise prohibiting or restraining the consummation of the transactions contemplated by this Agreement; (iv) the Company executing and delivering to Buyer, or causing to be executed and delivered to Buyer, such bills of sale, leases, assignments and other instruments of transfer as Buyer may reasonably require to transfer title to the Acquired Assets free and clear of all Encumbrances, together with all Transaction Documents; (v) the Company delivering to Buyer the Officer's Certificate, executed by a duly authorized officer of the Company, that certifies that the conditions set forth in
Section 5.1 are fully satisfied as of Closing; (vi) the Company delivering to Buyer the Secretary's Certificate, executed by a duly authorized secretary or assistant secretary of the Company, with corporate and authority documents attached as exhibits to each certificate; (vii) all required waivers, Consents and approvals shall have been obtained and delivered, each on terms reasonably satisfactory to Buyer, including: (A) receipt by Buyer of satisfactory written evidence from CA that either: (x) CA has consented to the assignment of the Independent Software Vendor Agreement between CA and the Company, dated March 18, 2002 ("CA Agreement") to Buyer; or (y) that CA shall provide the services and rights theretofore provided to the Company under the CA Agreement to Buyer or Nymex on such terms as shall be satisfactory to Buyer, from and after Closing; and (B) written consent to the assignment of the Software License, Development and Service Agreement between the Company and Exchange Cubed LLC dated as of December 13, 2001; in form and substance satisfactory to Buyer;
(viii) the Company and TGFIN having received the requisite shareholder approval of this Agreement; (ix) the Buyer shall have received from the Counsel to the Company and TGFIN the Company and TGFIN's Counsel's Opinion, addressed to Buyer and dated as of the Closing Date; (x) the Company having delivered to Buyer documentary evidence, in form and substance satisfactory to Buyer, of the termination of: (A) the License Agreement between the Company and Vortex Trading LLC dated as of February 28, 2001; and (B) the License Agreement between the Company and Civilian Trading Company Inc. dated as of October 18, 2002; and (C); (xi) each of Sam Gaer, Longmei Shentu, Michael Barkan, Edward Baginski and Ian Wall (collectively, "Retained Employees") having executed and delivered to Buyer employment agreements or comparable consulting agreements with Nymex, dated as of the Closing Date, each in a form reasonably agreed between the Retained Employees and Nymex; and (xii) all actions, proceedings, instruments and documents required to carry out the transactions contemplated by this Agreement, and all other legal matters required for such transactions, shall have been reasonably satisfactory to Buyer prior to Closing.

     5.2. Conditions to Obligations of the Company. The obligations of the Company to consummate the transactions contemplated by this Agreement are subject to the satisfaction or fulfillment at or prior to the Closing of the following conditions, any of which may be waived in whole or in part by the Company in writing: (i) all representations and warranties of Buyer contained in this Agreement being true and correct in all material respects at and as of the Closing; (ii) Buyer performing and complying in all material respects with all covenants and agreements required by this Agreement to be performed or complied with at or prior to the Closing; (iii) there being no Law or injunction issued by a court of competent jurisdiction making illegal or otherwise prohibiting or restraining the consummation of the transactions contemplated by this Agreement; (iv) Buyer having paid the Purchase Price in accordance with Article 2 hereof; (v) Buyer delivering to the Company an officer's certificate, duly executed by an authorized officer of Buyer, that certifies that the conditions set forth in Section 5.2 are fully satisfied;
(vi) Buyer delivering to the Company a secretary's or assistant secretary's certificate, duly executed by such authorized officer, with corporate and authority documents attached as exhibits to each certificate; (vii) there being no Law or injunction making illegal or otherwise prohibiting or restraining the consummation of the transactions contemplated by this Agreement; (viii) Buyer executing and delivering the Assumption Agreement and Purchase Price Escrow Agreement; and (ix) all actions, proceedings, instruments and documents required to carry out the transactions contemplated by this Agreement, and all other legal matters required for such transactions, shall have been reasonably satisfactory to counsel for the Company prior to Closing.

                            ARTICLE 6.
                         INDEMNIFICATION

     6.1. Survival of Representations and Warranties. Each representation, warranty, covenant and obligation in this Agreement will survive the date hereof for a period of one (1) year and Buyer on the one hand and the Company and TGFIN jointly and severally on the other, will be Liable for any Damages resulting from any Breaches thereof; provided, however, that the representations and warranties contained in: (i) Section 3.1(n) (Tax Matters) shall survive until one hundred and twenty (120) days beyond the lapse of the applicable statute of limitations (including any extensions thereof); and (ii)
Section 3.1(f) (Title to Acquired Assets) will survive the date hereof for a period of six (6) years.

     6.2. Indemnification Provisions for Buyer's Benefit.The Company and TGFIN, jointly and severally, will defend, indemnify and hold the Company and TGFIN Indemnitees harmless from, against and with respect to any and all Actions and Damages (whether absolute, accrued, contingent or otherwise and whether a contractual, tax or any other type of Liability, obligation or claim) asserted against, imposed upon or incurred by Buyer, directly or indirectly, by reason of or resulting from, relating to, arising out of, or attributable to:

          (a) any misrepresentation or Breach of any representation or warranty the Company or TGFIN has made in this Agreement, or any other certificate or document the Company or TGFIN has delivered pursuant to this Agreement;

          (b) any Breach by the Company or TGFIN of any covenant or obligation of the Company or TGFIN contained in or made pursuant to this Agreement or any other Transaction Document; or

          (c)  any Excluded Liabilities.

     6.3. Indemnification Provisions for the Company and TGFIN's Benefit. Buyer will defend, indemnify and hold the Buyer Indemnitees harmless from, against and with respect to any and all Actions and Damages (whether absolute, accrued, contingent or otherwise and whether a contractual, tax or any other type of Liability, obligation or claim) asserted against, imposed upon or incurred by the Company or TGFIN directly or indirectly, by reason of or resulting from, relating to, arising out of, or attributable to:

          (a) any misrepresentation or Breach of any representation or warranty Buyer has made in this Agreement or any other certificate or document Buyer has delivered by Buyer pursuant to this Agreement; and

          (b) any Breach by Buyer of any covenant or obligation of Buyer contained in or made pursuant to this Agreement or any other Transaction Document in this Agreement.

     6.4.  Indemnification Claim Procedures.

          (a) If any Action is commenced in which any Indemnitee is a party which may give rise to a claim for indemnification against any Indemnitor pursuant to this Section 6 ("Indemnification Claim") then such Indemnitee will promptly give notice to the Indemnitor. Failure to promptly notify the Indemnitor will not relieve the Indemnitor of any Liability that it may have to the Indemnitee, except to the extent that the Indemnitor shall have suffered actual Damages by reason of such failure.

          (b) The Indemnitor shall have the right to undertake, by counsel or other representatives reasonably satisfactory to the Indemnitee, the defense of such Indemnification Claim at the Indemnitor's risk and expense.

          (c) In the event that the Indemnitor shall elect not to undertake such defense, or within a reasonable time after notice of any such Indemnification Claim from the Indemnitee shall fail to defend, the Indemnitee (upon further written notice to the Indemnitor) shall have the right to undertake the defense, compromise or settlement of such Indemnification Claim, by counsel or other representatives of its own choosing, on behalf of and for the account and risk of the Indemnitor (subject to the right of the Indemnitor to assume defense of such Indemnification Claim at any time prior to settlement, compromise or final determination thereof with counsel reasonably satisfactory to the Indemnitee). In such event, the Indemnitor shall pay to the Indemnitee, in addition to the other sums required to be paid hereunder, the costs and expenses incurred by the Indemnitee in connection with such defense, compromise or settlement as and when such costs and expenses are so incurred.

          (d) Anything in this Section 6.4 to the contrary notwithstanding, if there is a reasonable probability that an Indemnification Claim may materially and adversely affect the Indemnitee, (i) the Indemnitee shall have the right, at its own cost and expense, to participate in the defense, compromise or settlement of the Indemnification Claim, (ii) the Indemnitor shall not, without the Indemnitee's written consent, settle or compromise any Indemnification Claim or consent to entry of any judgment which does not include as an unconditional term thereof the giving by the claimant or the plaintiff to the Indemnitee of a release from all liability in respect of such Indemnification Claim in form and substance satisfactory to the Indemnitee, (iii) in the event that the Indemnitor undertakes defense of any Indemnification Claim, the Indemnitee, by counsel or other representative of its own choosing and at its sole cost and expense, shall have the right to consult with the Indemnitor and its counsel or other representatives concerning such Indemnification Claim and the Indemnitor and the Indemnitee and their respective counsel or other representatives shall cooperate with respect to such Indemnification Claim, and (iv) in the event that the Indemnitor undertakes defense of any Indemnification Claim, the Indemnitor shall have an obligation to keep the Indemnitee informed of the status of the defense of such Indemnification Claim and to furnish the Indemnitee with all documents, instruments and information that the Indemnitee shall reasonably request in connection therewith.

     6.5. Purchase Price Escrow. On the Closing Date, Buyer shall deposit the Purchase Price Escrow Amount in cash in an escrow account with the Purchase Price Escrow Agent for the purpose of satisfying: (i) any unascertained claims Buyer may have under this Section 6 after the Closing Date; and (ii) any amounts otherwise payable by the Company to Buyer after the Closing Date. Such amount shall be held by the Purchase Price Escrow Agent for a period of one (1) year after the Closing Date in accordance with the terms and conditions of the Purchase Price Escrow Agreement. Buyer's right to recover any funds held pursuant to the Purchase Price Escrow Agreement shall be in addition to and not in limitation of any other rights or remedies of Buyer at law or in equity.

     6.6. Other Indemnification Provisions. The foregoing indemnification provisions are in addition to, and not in derogation of, any remedy at Law or in equity that any Party may have with respect to the Transactions. Indemnitee's rights and remedies set forth in this Agreement will survive the date hereof and will not be deemed waived by consummation of the Transactions.

                            ARTICLE 7.
                       ACCOUNTS RECEIVABLE

     7.1.  Intentionally Omitted.

     7.2. Cooperation After Closing. From time to time after Closing, upon the reasonable request and expense of Buyer, the Company and TGFIN shall promptly execute and deliver, or cause to be executed or delivered, such further instruments of conveyance, assignment or transfer and take such further action as Buyer may reasonably request, to facilitate Buyer's collection of any outstanding Accounts Receivable set forth in Schedule 1.1(a) in accordance herewith.

                            ARTICLE 8.
                      ADDITIONAL AGREEMENTS

     8.1. Stockholder Approval.Promptly after execution of this Agreement, the Company shall take all appropriate steps to have Sam Gaer, Marni Gaer, Ronald Comerchero and up to six other stockholders having in the aggregate a majority of the outstanding TGFIN Common Stock approve the Agreement and Transaction.

     8.2. Preparation of the Information Statement. The Company shall as promptly as practicable prepare and file an information statement relating to the Transaction (together with all amendments, supplements and exhibits thereto, the "Information Statement") with the SEC and will diligently respond to any comments of the SEC or its staff and cause the Information Statement to be mailed to the Company's stockholders at the earliest practical time; provided, however, that the Company shall (i) furnish to Buyer a copy of the Information Statement and allow Buyer a reasonable opportunity to comment thereon prior to the filing of the Information Statement with the SEC; and
(ii) furnish to Buyer a copy of any applicable proxy or related information provided to stockholders with respect to the Information Statement and allow Buyer five (5) business days to comment thereon prior to dispatch to the Company stockholders. The Company will notify Buyer promptly of the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff for amendments or supplements to the Information Statement or for additional information and will supply Buyer with copies of all correspondence between the Company or any of its representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to the Information Statement or the Transaction. If at any time prior to the Information Effective Date there shall occur any event that the Company determines must or should be set forth in an amendment or supplement to the Information Statement, the Company will promptly prepare and mail to its stockholders such an amendment or supplement with a copy to Buyer. The Company shall perform all its obligations pursuant to this Section 8.2 at its own expense.

     8.3. Cooperation and Exchange of Information.The Company, TGFIN and Buyer will provide each other with such cooperation and information as either of them reasonably may request of the other in filing any Tax Return, amended Tax Return or claim for refund, determining a liability for Taxes or a right to a refund of Taxes, or conducting any audit or other proceeding in respect of Taxes. Such cooperation and information shall include providing copies of relevant Tax Returns or portions thereof, together with accompanying schedules, related work papers and documents relating to rulings or determinations by Tax authorities. The Company, TGFIN and Buyer each shall make its employees available to the other on a basis mutually convenient to both parties to provide explanations of any documents or information provided hereunder. Each of the Company, TGFIN and Buyer shall retain all Tax Returns, schedules and work papers, records and other documents in its possession relating to Tax matter of the Company and TGFIN and the Acquired Assets for each taxable period first ending after the Closing Date and for all prior taxable periods until the later of (i) the expiration of the statute of limitations of the taxable periods to which such Tax Returns and other documents relate, or (ii) six years following the due date for such Tax Returns. Any information obtained under this Section 8.3 shall be kept confidential except as may be otherwise necessary in connection with the filing of Tax Returns or claims for refund or in conducting an audit or other proceeding.

                            ARTICLE 9.
                           TERMINATION

     9.1. Termination. This Agreement and the transactions contemplated by this Agreement may be terminated at any time prior to the Closing: (i) by the mutual written consent of the Parties; (ii) by Buyer if the Closing has not occurred on or prior to 5:00 p.m., Eastern Standard Time, on March 31, 2003; provided, however, that the right to terminate this Agreement under this
Section 9.1(ii) shall not be available to Buyer if its action or inaction has resulted in a willful and material breach of this Agreement; (iii) by either the Company and TGFIN or Buyer if any Governmental Authority issues a final and non-appealable Order restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by this Agreement; provided, the party seeking to so terminate has exercised commercially reasonable efforts to oppose any such Order or to have the Order vacated or made inapplicable to the transactions contemplated by this Agreement; (iv) by Buyer, if the Company or TGFIN materially breaches any representation, warranty, covenant or other agreement to be performed by it contained in this Agreement, and such breach is incapable of being cured or is not cured within ten (10) days after receipt of written notice from Buyer by the Company or TGFIN; (v) by the Company and TGFIN, if Buyer materially breaches any representation, warranty, covenant or other agreement contained in this Agreement, and such breach is incapable of being cured or is not cured within ten (10) days after Buyer's receipt of written notice from the Company; (vi) by Buyer, if the TGFIN Board of Directors authorizes the Company to enter into a written agreement with respect to a Competing Transaction that the Board has determined is a Superior Proposal; provided, however, that the Company shall not terminate this Agreement pursuant to this Section 9.1(i) and enter into an agreement for such a Competing Transaction until the expiration of five business days following Buyer's receipt of a written notice advising Buyer that the Company has received a Superior Proposal specifying the material terms and conditions of such Superior Proposal (and including a copy thereof with all accompanying written documentation) and identifying the Person making such Superior Proposal. After providing such notice, the Company shall provide a reasonable opportunity to Buyer during such five business day period to make such adjustments in the terms and conditions of this Agreement as would enable the Company to proceed with the Transaction on such adjusted terms; (vii) by Buyer if the satisfaction of any condition to the obligations of Buyer set forth in
Section 5.1 becomes impossible; or (viii) by the Company if the satisfaction of any condition to the obligations of the Company set forth in Section 5.2becomes impossible.

     9.2. Procedure and Effect of Termination. If either party terminates this Agreement pursuant to Section 9.1, this Agreement, other than the obligations of the parties under Sections 4.2(Confidentiality), Section 9.2 (Procedure and Effect of Termination), and Section 10 (Miscellaneous) (each of which shall survive termination), shall forthwith become void and have no effect, without any liability on the part of any terminating party or its officers, directors or shareholders. In the event of termination of this Agreement pursuant to Section 9.1, written notice of the termination must be given by the terminating party at least three (3) Business Days prior to the date of termination. If this Agreement is properly terminated, all filings, applications and other submissions made pursuant to this Agreement, to the extent practicable, shall be withdrawn from the agency or other person to which they were made.

                           ARTICLE 10.
                          MISCELLANEOUS

     10.1. Entire Agreement. This Agreement, together with the Exhibits and Schedules hereto, the other Transaction Documents and the certificates, documents, instruments and writings that are delivered pursuant hereto, constitutes the entire agreement and understanding of the Parties in respect of its subject matters and supersedes all prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they relate in any way to the subject matter hereof or the Transactions.

     10.2. Successors. All of the terms, agreements, covenants, representations, warranties, and conditions of this Agreement are binding upon, and inure to the benefit of and are enforceable by, the Parties and their respective successors and permitted assigns.

     10.3. Assignments.No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the Company and TGFIN or Buyer, as applicable; provided, however, that Buyer may: (a) assign any or all of its rights and interests hereunder to one or more of its Affiliates; and (b) designate one or more of its Affiliates to perform its obligations hereunder (in any or all of which cases Buyer nonetheless will remain responsible for the performance of all of its obligations hereunder).

     10.4. Notices. All notices, requests, demands, and claims hereunder will be in writing. Any notice, request, demand, claim or other communication hereunder will be deemed duly given if (and then three business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

                                   If to Buyer:

                                   New York Mercantile Exchange, Inc.
                                   One North End Avenue
                                   New York, New York 10282
                                   Attention: General Counsel
                                   Facsimile: (212) 299-2298

                                   With a copy to:

                                   Hogan & Hartson L.L.P.
                                   875 Third Avenue, 26th Floor
                                   New York, NY 10022
                                   Attention: Jeffrey W. Rubin, Esq.
                                   Facsimile: (212) 918-3100

                                   If to the Company or TGFIN:

                                   TGFIN Holdings, Inc.
                                   39 Broadway
                                   New York, New York 10006
                                   Attention: Sam Gaer, President
                                   Facsimile:

                                   With a copy to:

                                   Michael D. Karsch, Esq.
                                   Sachs Sax Klein
                                   301 Yamato Road
                                   Boca Raton, Florida 33431
                                   Facsimile: (561) 994-4985

Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication will be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

     10.5. Specific Performance. Each Party acknowledges and agrees that the other Parties would be damaged irreparably if any provision of this Agreement is not performed in accordance with its specific terms or is otherwise Breached. Accordingly, each Party agrees that the other Parties will be entitled to an injunction or injunctions to prevent Breaches of the provisions of this Agreement and to enforce specifically this Agreement and its terms and provisions in any Action instituted in any court of the United States or any state thereof having jurisdiction over the Parties and the matter, subject to the following Sections, in addition to any other remedy to which they may be entitled, at Law or in equity.

     10.6. Time. Time is of the essence in the performance of this Agreement.

     10.7. Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

     10.8. Headings. The article and section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.

     10.9. Governing Law. This Agreement and the performance of the Transactions and obligations of the Parties hereunder will be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of Law principles.

     10.10. Amendments and Waivers. No amendment, modification, replacement, termination or cancellation of any provision of this Agreement will be valid, unless the same will be in writing and signed by Buyer, The Company and TGFIN. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, may be deemed to extend to any prior or subsequent default, misrepresentation, or Breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent such occurrence.

     10.11. Severability. The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof; provided that if any provision of this Agreement, as applied to any Party or to any circumstance, is adjudged by a Governmental Authority, arbitrator, or mediator not to be enforceable in accordance with its terms, the Parties agree that the Governmental Authority, arbitrator, or mediator making such determination will have the power to modify the provision in a manner consistent with its objectives such that it is enforceable, and/or to delete specific words or phrases, and in its reduced form, such provision will then be enforceable and will be enforced.

     10.12. Expenses. Except as otherwise expressly provided in this Agreement, each Party will bear its own costs and expenses incurred in connection with the preparation, execution and performance of this Agreement and the Transactions including all fees and expenses of agents, representatives, financial advisors, legal counsel and accountants, whether or not the Transactions are consummated.

     10.13. Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the Parties and no presumption or burden of proof will arise favoring or disfavoring any Party because of the authorship of any provision of this Agreement. Any reference to any federal, state, local, or foreign Law will be deemed also to refer to Law as amended and all rules and regulations promulgated thereunder, unless the context requires otherwise. The Parties intend that each representation, warranty, and covenant contained herein will have independent significance. If any Party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached will not detract from or mitigate the fact that the Party is in breach of the first representation, warranty, or covenant. The words "herein," "hereof" and words of similar import refer to this Agreement as a whole and not to any particular Article or Section.

     10.14. Incorporation of Exhibits, Annexes, and Schedules. The Exhibits, Annexes, and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

     10.15. No Third Party Beneficiaries. Neither this Agreement nor any provision hereof, nor any Exhibit, Annex or Schedule hereto or document executed or delivered herewith, shall create any right in favor of or impose any obligation upon any Person or entity other than the Parties hereto and their respective successors and permitted assigns.

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                                32
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     IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first above written.

                                   TRADINGEAR.COM, INC.


                                   By:/s/Samuel Gaer
                                   Name: Samuel Gaer
                                   Title: President

                                   TGFIN HOLDINGS, INC.

                                   By:/s/Samuel Gaer
                                   Name: Samuel Gaer
                                   Title: President

                                   TRADINGEAR ACQUISITION LLC

                                   By:/s/J. Robert Collins, Jr.
                                   Name: J. Robert Collins, Jr.
                                   Title: President

                                   Subject to the terms and conditions of this Agreement, the undersigned hereby guarantees the due and punctual performance of Buyer's obligation to pay the Purchase Price at Closing pursuant to Section 2.2 of this Agreement.

                                   NEW YORK MERCANTILE EXCHANGE, INC.

                                   By:/s/J. Robert Collins, Jr.
                                   Name: J. Robert Collins, Jr.
                                   Title: President

                                33
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